COCA-COLA CONSOLIDATED, INC. SUPPLEMENTAL SAVINGS INCENTIVE PLAN (AMENDED AND RESTATED EFFECTIVE JULY 30, 2024) Exhibit 10.7

i COCA-COLA CONSOLIDATED, INC. SUPPLEMENTAL SAVINGS INCENTIVE PLAN (AMENDED AND RESTATED EFFECTIVE JULY 30, 2024) Table of Contents Page ARTICLE I DEFINITIONS ........................................................................................................... 1 1.1 Adjustment Date ..................................................................................................... 1 1.2 Affiliate ................................................................................................................... 1 1.3 Authorized Leave of Absence ................................................................................. 1 1.4 Beneficiary .............................................................................................................. 1 1.5 Board ....................................................................................................................... 1 1.6 Bonus; Bonus Performance Period ......................................................................... 2 1.7 Bonus Deferral Election .......................................................................................... 2 1.8 Change in Control ................................................................................................... 2 1.9 Class Year Deferral ................................................................................................. 3 1.10 Code ........................................................................................................................ 4 1.11 Committee ............................................................................................................... 4 1.12 Company ................................................................................................................. 4 1.13 Deferral Election ..................................................................................................... 4 1.14 Deferred Retirement................................................................................................ 4 1.15 Disability Retirement-Regular ................................................................................ 4 1.16 Disability Retirement-Special ................................................................................. 5 1.17 Early Retirement-Regular ....................................................................................... 5 1.18 Early Retirement-Special ........................................................................................ 5 1.19 Earnings .................................................................................................................. 5 1.20 Effective Date ......................................................................................................... 5 1.21 Employee ................................................................................................................ 5 1.22 ERISA ..................................................................................................................... 5 1.23 Fixed Benefit Option Account ................................................................................ 5 1.24 Investment Option ................................................................................................... 5 1.25 Investment Subaccount ........................................................................................... 6 1.26 Net Gain (Loss) Equivalent .................................................................................... 6 1.27 Normal Retirement.................................................................................................. 6 1.28 Normal Retirement Age .......................................................................................... 6 1.29 Participant ............................................................................................................... 6 1.30 Participating Company............................................................................................ 6 1.31 Plan ......................................................................................................................... 7 1.32 Plan Administrator .................................................................................................. 7 1.33 Plan Year ................................................................................................................. 7 1.34 Post-2005 Company Contributions ......................................................................... 7 1.35 Post-2005 Company Contribution Subaccount ....................................................... 7 1.36 Post-2005 Deferrals ................................................................................................ 7 1.37 Post-2005 Deferral Subaccount .............................................................................. 7

ii 1.38 Post-2005 Discretionary Contributions................................................................... 7 1.39 Post-2005 Discretionary Contribution Subaccount ................................................ 8 1.40 Post-2005 Matching Contributions ......................................................................... 8 1.41 Post-2005 Matching Contribution Subaccount ....................................................... 8 1.42 Post-2005 Supplemental Account ........................................................................... 8 1.43 Pre-2006 Company Contributions .......................................................................... 8 1.44 Pre-2006 Company Contribution Subaccount ........................................................ 8 1.45 Pre-2006 Deferrals .................................................................................................. 8 1.46 Pre-2006 Deferral Subaccount ................................................................................ 8 1.47 Pre-2006 Discretionary Contributions .................................................................... 9 1.48 Pre-2006 Discretionary Contribution Subaccount .................................................. 9 1.49 Pre-2006 Matching Contributions........................................................................... 9 1.50 Pre-2006 Matching Contribution Subaccount ........................................................ 9 1.51 Pre-2006 Supplemental Account ............................................................................ 9 1.52 Retire ....................................................................................................................... 9 1.53 Retirement ............................................................................................................... 9 1.54 Salary ...................................................................................................................... 9 1.55 Salary Deferral Election .......................................................................................... 9 1.56 Severance .............................................................................................................. 10 1.57 Surviving Spouse .................................................................................................. 10 1.58 Termination of Employment ................................................................................. 10 1.59 Total Disability ..................................................................................................... 10 1.60 Transition Contributions ....................................................................................... 10 1.61 Transition Contribution Account .......................................................................... 11 1.62 Unforeseeable Emergency .................................................................................... 11 1.63 Vested Percentage ................................................................................................. 11 1.64 Year of Service ..................................................................................................... 12 ARTICLE II ELIGIBILITY AND PARTICIPATION ................................................................. 13 2.1 Eligibility .............................................................................................................. 13 2.2 Participation .......................................................................................................... 13 2.3 Duration of Participation....................................................................................... 13 2.4 Deferral Elections ................................................................................................. 13 2.5 Deemed Investment Elections ............................................................................... 14 2.6 Effect of Change in Status .................................................................................... 16 ARTICLE III COMPANY CONTRIBUTIONS .......................................................................... 17 3.1 Matching Contributions ........................................................................................ 17 3.2 Discretionary Contributions .................................................................................. 17 3.3 Transition Contributions ....................................................................................... 18 ARTICLE IV DISTRIBUTION PROVISIONS WITH RESPECT TO THE FIXED BENEFIT OPTION ACCOUNT AND THE PRE-2006 SUPPLEMENTAL ACCOUNT.......... 20 4.1 General .................................................................................................................. 20 4.2 In-Service Distribution During 2005 .................................................................... 20 4.3 Special Payment Elections for Amounts Not Withdrawn Pursuant to Section 4.2............................................................................................................. 20

iii 4.4 Timing of Monthly Installments ........................................................................... 21 4.5 Death of Participant Following Commencement of Monthly Installments .......... 22 4.6 Amount of Benefit under the Fixed Benefit Option Account ............................... 22 4.7 Amount of Benefit from a Participant’s Pre-2006 Supplemental Account .......... 24 4.8 Reemployment ...................................................................................................... 24 ARTICLE V DISTRIBUTION PROVISIONS WITH RESPECT TO THE POST-2005 SUPPLEMENTAL ACCOUNT ................................................................................................... 24 5.1 General .................................................................................................................. 24 5.2 Payment Elections ................................................................................................. 25 5.3 Timing of Lump Sum Payments ........................................................................... 26 5.4 Timing of Monthly Installments ........................................................................... 26 5.5 Death of Participant Following Commencement of Monthly Installments .......... 27 5.6 Amount of Benefit from a Participant’s Post-2005 Supplemental Account ................................................................................................................. 27 5.7 Reemployment ...................................................................................................... 28 ARTICLE VI DISTRIBUTION PROVISIONS WITH RESPECT TO THE TRANSITION CONTRIBUTION ACCOUNT ........................................................................... 28 6.1 General .................................................................................................................. 28 6.2 Payment Elections ................................................................................................. 28 6.3 Timing of Monthly Installments ........................................................................... 29 6.4 Death of Participant Following Commencement of Monthly Installments .......... 29 6.5 Amount of Benefit from a Participant’s Transition Contribution Account .......... 30 6.6 Reemployment ...................................................................................................... 30 ARTICLE VII ADVANCE PAYMENT FOR UNFORESEEABLE EMERGENCIES .............. 30 7.1 Advance Payment for Unforeseeable Emergencies .............................................. 30 7.2 Payments from Accounts for Advance Payment for Unforeseeable Emergencies .......................................................................................................... 31 ARTICLE VIII PRE-RETIREMENT DEATH BENEFIT ........................................................... 31 8.1 Eligibility .............................................................................................................. 31 8.2 Method of Payment ............................................................................................... 31 8.3 Timing of Payment ............................................................................................... 31 8.4 Amount of Benefit under the Fixed Benefit Option Account ............................... 32 8.5 Amount of Benefit from a Participant’s Pre-2006 Supplemental Account .......... 33 8.6 Amount of Benefit from a Participant’s Post-2005 Supplemental Account ................................................................................................................. 33 8.7 Amount of Benefit from a Participant’s Transition Contribution Account .......... 34 ARTICLE IX CHANGE IN CONTROL BENEFIT .................................................................... 34 9.1 Eligibility .............................................................................................................. 34 9.2 Method of Payment ............................................................................................... 34 9.3 Timing of Payment ............................................................................................... 35 9.4 Amount of Benefit under the Fixed Benefit Option Account ............................... 35

iv 9.5 Amount of Benefit from the Participant’s Pre-2006 Supplemental Account ................................................................................................................. 35 9.6 Amount of Benefit from the Post-2005 Supplemental Account ........................... 36 9.7 Amount of Benefit from the Transition Contribution Account ............................ 36 9.8 Payments to Beneficiary ....................................................................................... 37 9.9 Benefits Pending or in Progress ............................................................................ 37 ARTICLE X ACCOUNTS ........................................................................................................... 37 10.1 Establishment of Accounts ................................................................................... 37 10.2 Accounting ............................................................................................................ 38 ARTICLE XI ADMINISTRATION OF THE PLAN .................................................................. 40 11.1 Powers and Duties of the Plan Administrator ....................................................... 40 11.2 Agents ................................................................................................................... 40 11.3 Reports to the Committee ..................................................................................... 40 11.4 Limitations on the Plan Administrator .................................................................. 40 11.5 Benefit Elections, Procedures and Calculations ................................................... 41 11.6 Calculation of Benefits ......................................................................................... 41 11.7 Instructions for Payments ..................................................................................... 41 11.8 Claims for Benefits ............................................................................................... 41 11.9 Hold Harmless ...................................................................................................... 43 11.10 Service of Process ................................................................................................. 43 ARTICLE XII DESIGNATION OF BENEFICIARIES .............................................................. 43 12.1 Beneficiary Designation........................................................................................ 43 12.2 Failure to Designate Beneficiary .......................................................................... 44 ARTICLE XIII WITHDRAWAL OF PARTICIPATING COMPANY ...................................... 44 13.1 Withdrawal of Participating Company ................................................................. 44 13.2 Effect of Withdrawal............................................................................................. 44 ARTICLE XIV AMENDMENT OR TERMINATION OF THE PLAN ..................................... 44 14.1 Right to Amend or Terminate Plan ....................................................................... 44 14.2 Notice .................................................................................................................... 45 ARTICLE XV GENERAL PROVISIONS AND LIMITATIONS .............................................. 45 15.1 No Right to Continued Employment .................................................................... 45 15.2 Payment on Behalf of Payee ................................................................................. 46 15.3 Nonalienation ........................................................................................................ 46 15.4 Missing Payee ....................................................................................................... 46 15.5 Required Information ............................................................................................ 47 15.6 No Trust or Funding Created ................................................................................ 47 15.7 Binding Effect ....................................................................................................... 47 15.8 Merger or Consolidation ....................................................................................... 47 15.9 Entire Plan ............................................................................................................. 48 15.10 Withholding .......................................................................................................... 48

v 15.11 Code Section 409A ............................................................................................... 48 15.12 Construction ....................................................................................................... 49 15.13 Applicable Law ..................................................................................................... 49

Coca-Cola Consolidated, Inc. Supplemental Savings Incentive Plan (Amended and Restated Effective July 30, 2024) ARTICLE I DEFINITIONS Whenever used herein and capitalized, the following terms shall have the respective meanings indicated unless the context plainly requires otherwise: 1.1 Adjustment Date December 31st of each year, the date of a Change in Control, and any other date during the calendar year specified by the Plan Administrator, upon or as of which Pre-2006 Supplemental Accounts, Post-2005 Supplemental Accounts and Transition Contribution Accounts are adjusted as set forth in Article X. 1.2 Affiliate Any corporation or other entity with respect to which the Company owns, directly or indirectly, 100% of the corporation’s or other entity’s outstanding capital stock or other equity interest, and any other entity with respect to which the Company owns directly or indirectly 50% or more of such entity’s outstanding capital stock or other equity interest and which the Committee designates as an Affiliate. 1.3 Authorized Leave of Absence Either (a) a leave of absence authorized by the Participating Company in its sole and absolute discretion (the Participating Company is not required to treat different Employees comparably), provided that the Employee returns to a Participating Company within the period specified, or (b) an absence required to be considered an Authorized Leave of Absence by applicable law. 1.4 Beneficiary The beneficiary or beneficiaries designated by a Participant pursuant to Article XII to receive the benefits, if any, payable on behalf of the Participant under the Plan after the death of such Participant, or when there has been no such designation or an invalid designation, the individual or entity, or the individuals or entities, who will receive such amount. 1.5 Board The Board of Directors of the Company.

2 1.6 Bonus; Bonus Performance Period An amount which is (i) earned under the Company’s Annual Bonus Plan, Long-Term Performance Plan, Long-Term Performance Equity Plan or Business Performance Incentive Plan and payable to an Employee in the calendar year next following the expiration of the performance period during which such amount is earned (such period, the “Bonus Performance Period”) and (ii) “performance-based compensation” under Section 409A of the Code. 1.7 Bonus Deferral Election The Participant’s irrevocable written election, made in accordance with Section 2.4, to forego the receipt of a stipulated amount of a Bonus. 1.8 Change in Control Any of the following: (a) The acquisition or possession by any person, other than Harrison Family Interests (as defined in Subsection (e)(1) of this Section), of beneficial ownership of shares of the Company’s capital stock having the power to cast more than 50% of the votes in the election of the Board or to otherwise designate a majority of the members of the Board; or (b) At any time when Harrison Family Interests do not have beneficial ownership of shares of the Company’s capital stock having the power to cast more than 50% of the votes in the election of the Board or to otherwise designate a majority of the members of the Board, the acquisition or possession by any person, other than Harrison Family Interests, of beneficial ownership of shares of the Company’s capital stock having the power to cast both (i) 30% or more of the votes in the election of the Board and (ii) a greater percentage of the votes in the election of the Board than the shares beneficially owned by Harrison Family Interests are then entitled to cast; or (c) The sale or other disposition of all or substantially all of the business and assets of the Company and its subsidiaries (on a consolidated basis) outside the ordinary course of business in a single transaction or series of related transactions, other than any such sale or disposition to a person controlled, directly or indirectly, by the Company or to a person controlled, directly or indirectly, by Harrison Family Interests that succeeds to the rights and obligations of the Company with respect to the Plan; or (d) Any merger or consolidation of the Company with another entity in which the Company is not the surviving entity and in which either (i) the surviving entity does not succeed to the rights and obligations of the Company with respect to the Plan or (ii) after giving effect to the merger, a “Change in Control” under Subsection (a) or (b) of this Section would have occurred as defined therein were the surviving entity deemed to be the Company for purposes of Subsections (a)

3 and (b) of this Section (with appropriate adjustments in the references therein to “capital stock” and “the Board” to properly reflect the voting securities and governing body of the surviving entity if it is not a corporation). (e) For purposes of this Section: (1) “Harrison Family Interests” means and includes, collectively, the lineal descendants of J. Frank Harrison, Jr. (whether by blood or adoption), any decedent’s estate of any of the foregoing, any trust primarily for the benefit of any one or more of the foregoing, any person controlled, directly or indirectly, by any one or more of the foregoing, and any person in which any one or more of the foregoing have a majority of the equity interests; (2) “person” includes an entity as well as an individual, and also includes, for purposes of determining beneficial ownership, any group of persons acting in concert to acquire or possess such beneficial ownership; (3) “beneficial ownership” has the meaning ascribed to such term in Rule 13d-3 of the Securities Exchange Act of 1934; (4) “control” of a person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person; and (5) “subsidiary” of the Company means any person as to which the Company, or another subsidiary of the Company, owns more than 50% of the equity interest or has the power to elect or otherwise designate a majority of the members of its board of directors or similar governing body. (f) Notwithstanding any other provision of this Section, the revocable appointment of a proxy to vote shares of the Company’s capital stock at a particular meeting of shareholders shall not of itself be deemed to confer upon the holder of such proxy the beneficial ownership of such shares. If any person other than Harrison Family Interests would (but for this sentence) share beneficial ownership of any shares of the Company’s capital stock with any Harrison Family Interests, then such person shall be deemed the beneficial owner of such shares for purposes of this definition only if and to the extent such person has the power to vote or direct the voting of such shares otherwise than as directed by Harrison Family Interests and otherwise than for the benefit of Harrison Family Interests. 1.9 Class Year Deferral The following shall collectively constitute a Class Year Deferral for a Participant with respect to each Plan Year beginning after 2005: (a) The deferral of the Participant’s Salary under Section 2.4, including any Net Gain (Loss) Equivalent attributable thereto;

4 (b) The deferral of any portion of the Participant’s Bonus under Section 2.4, including any Net Gain (Loss) Equivalent attributable thereto; (c) Post-2005 Matching Contributions credited to the Plan for a Participant, including any Net Gain (Loss) Equivalent attributable thereto; and (d) Post-2005 Discretionary Contributions credited to the Plan for a Participant, including any Net Gain (Loss) Equivalent attributable thereto. 1.10 Code The Internal Revenue Code of 1986, as amended. References thereto shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder. 1.11 Committee The Compensation Committee of the Board. 1.12 Company Coca-Cola Consolidated, Inc. a Delaware corporation, and where appropriate any subsidiary thereof, or any entity which succeeds to its rights and obligations with respect to the Plan; provided, however, that for purposes of the definition of “Board”, “Company” shall mean only Coca-Cola Consolidated, Inc, a Delaware corporation, and any entity which succeeds to its rights and obligations with respect to the Plan. 1.13 Deferral Election A Salary Deferral Election or a Bonus Deferral Election. 1.14 Deferred Retirement A Participant’s Termination of Employment, other than on account of death, after the last day of the month coinciding with or during which the Participant attains Normal Retirement Age but before the end of the calendar year in which the Participant attains age 70. If the Participant is still employed with the Participating Company or an Affiliate at the end of the calendar year in which the Participant attains age 70, the Participant shall be deemed to have taken Deferred Retirement on the last day of that calendar year. 1.15 Disability Retirement-Regular Attaining age 55 while subject to a Total Disability if (i) the Total Disability caused a Termination of Employment, (ii) the Total Disability has continued from the Termination of Employment until age 55 and (iii) the Participant has less than 20 Years of Service (including Years of Service credited for time while the Total Disability continued) upon attaining age 55. The Participant will be deemed to have taken Disability Retirement- Regular upon attaining age 55.

5 1.16 Disability Retirement-Special Attaining age 55 while subject to a Total Disability if (i) the Total Disability caused a Termination of Employment, (ii) the Total Disability has continued from the Termination of Employment until age 55 and (iii) the Participant has 20 or more Years of Service (including Years of Service credited for time while the Total Disability continued) upon attaining age 55. The Participant will be deemed to have taken Disability Retirement- Special upon attaining age 55. 1.17 Early Retirement-Regular Termination of Employment, other than on account of death, after attaining age 55 but prior to the earlier of attaining age 60 or completing 20 Years of Service. 1.18 Early Retirement-Special Termination of Employment, other than on account of death, after attaining age 55 and completing 20 Years of Service, but prior to attaining age 60. 1.19 Earnings With respect to an Employee, Salary and Bonuses payable by the Participating Company to the Employee. 1.20 Effective Date The Effective Date of this amendment and restatement of the Plan is July 30, 2024. 1.21 Employee A person who is a common-law employee of the Participating Company. 1.22 ERISA The Employee Retirement Income Security Act of 1974, amended. References thereto shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder. 1.23 Fixed Benefit Option Account With respect to each Participant, the separate bookkeeping account consisting of the Participant’s Pre-2006 Deferrals and Pre-2006 Company Contributions not allocated to the Participant’s Pre-2006 Supplemental Account. 1.24 Investment Option An investment option designated by the Plan Administrator pursuant to Section 2.5(e).

6 1.25 Investment Subaccount One or more subaccounts kept as part of: (a) A Participant’s Pre-2006 Supplemental Account to account for Pre-2006 Deferrals or Pre-2006 Company Contributions, as applicable; (b) A Participant’s Post-2005 Supplemental Account to account for Post-2005 Deferrals or Post-2005 Company Contributions, as applicable; or (c) A Participant’s Transition Contribution Account to account for Transition Contributions; which are deemed to be invested in the Investment Option to which the subaccount relates, and the Net Gain (Loss) Equivalent attributable thereto. 1.26 Net Gain (Loss) Equivalent With respect to each Adjustment Date, the dollar amount equivalent to be credited to or debited from, as the case may be, each of the Participant’s Investment Subaccounts. The amount of the Net Gain (Loss) Equivalent of a particular Investment Subaccount shall equal the amount of investment gain or loss which would have been experienced had the Investment Subaccount balance been invested in the Investment Option to which it relates. As of each Adjustment Date, the Plan Administrator shall determine the Net Gain (Loss) Equivalent, taking into due account additions to and subtractions from the Investment Subaccount since the next preceding Adjustment Date. 1.27 Normal Retirement A Participant’s Termination of Employment, other than on account of death, on the last day of the month coinciding with or during which the Participant attains Normal Retirement Age. 1.28 Normal Retirement Age Age 60. 1.29 Participant As of any date, (a) any Employee who commences participation in the Plan as provided in Article II, (b) a former Employee who is eligible for a benefit under the Plan, or (c) a former Employee whose employment terminated on account of Total Disability and who may later become eligible for a benefit under the Plan. 1.30 Participating Company Subject to the provisions of Article XIII, “Participating Company” means the Company and any Affiliate which adopts the Plan for the benefit of its selected key Employees.

7 Each Participating Company shall be deemed to appoint the Committee as its exclusive agent to exercise on its behalf all of the power and authority conferred by the Plan upon the Company and accept the delegation to the Plan Administrator of all the power and authority conferred upon the Plan Administrator by the Plan. The authority of the Committee to act as such agent shall continue until the Plan is terminated as to the Participating Company. The term “Participating Company” shall be construed as if the Plan were solely the Plan of such Participating Company, unless the context plainly requires otherwise. 1.31 Plan The Coca-Cola Consolidated, Inc. Supplemental Savings Incentive Plan, as contained herein and as it may be amended from time to time hereafter. 1.32 Plan Administrator The Vice Chairman, Vice President and Treasurer or such other person or persons designated by the Chief Executive Officer of the Company. 1.33 Plan Year The 12-month period beginning each January 1 and ending the following December 31. 1.34 Post-2005 Company Contributions Post-2005 Matching Contributions and Post-2005 Discretionary Contributions. 1.35 Post-2005 Company Contribution Subaccount With respect to each Participant, the separate bookkeeping account consisting of the Participant’s Post-2005 Matching Contribution Subaccount and the Participant’s Post- 2005 Discretionary Contribution Subaccount and the Investment Subaccounts thereunder, including Net Gain (Loss) Equivalent attributable thereto. 1.36 Post-2005 Deferrals Amounts of Earnings that would have been paid to a Participant with respect to any year after 2005 but which the Participant elects to defer pursuant to a Deferral Election. 1.37 Post-2005 Deferral Subaccount The subaccount kept as part of a Participant’s Post-2005 Supplemental Account to account for Post-2005 Deferrals credited to Investment Options and the Net Gain (Loss) Equivalent attributable thereto. 1.38 Post-2005 Discretionary Contributions The contributions described in Section 3.2(b).

8 1.39 Post-2005 Discretionary Contribution Subaccount The subaccount kept as part of a Participant’s Post-2005 Supplemental Account to account for Post-2005 Discretionary Contributions credited to Investment Options and the Net Gain (Loss) Equivalent attributable thereto. 1.40 Post-2005 Matching Contributions The contributions described in Section 3.1(b). 1.41 Post-2005 Matching Contribution Subaccount The subaccount kept as part of a Participant’s Post-2005 Supplemental Account to account for Post-2005 Matching Contributions credited to Investment Options and the Net Gain (Loss) Equivalent attributable thereto. 1.42 Post-2005 Supplemental Account With respect to each Participant, the separate bookkeeping account consisting of the Participant’s Post-2005 Deferral Subaccount, the Post-2005 Company Contribution Subaccount and the Investment Subaccounts thereunder, including the Net Gain (Loss) Equivalent attributable thereto. 1.43 Pre-2006 Company Contributions Pre-2006 Matching Contributions and Pre-2006 Discretionary Contributions. 1.44 Pre-2006 Company Contribution Subaccount With respect to each Participant, the separate bookkeeping account consisting of the Participant’s Pre-2006 Matching Contribution Subaccount and the Participant’s Pre-2006 Discretionary Contribution Subaccount and the Investment Subaccounts thereunder, including Net Gain (Loss) Equivalent attributable thereto. 1.45 Pre-2006 Deferrals Amounts of Earnings that would have been paid to a Participant with respect to any year prior to 2006 but which the Participant elected to defer pursuant to a Deferral Election. 1.46 Pre-2006 Deferral Subaccount The subaccount kept as part of a Participant’s Pre-2006 Supplemental Account to account for Pre-2006 Deferrals credited to Investment Options and the Net Gain (Loss) Equivalent attributable thereto or the subaccount kept as part of a Participant’s Fixed Benefit Option Account to account for Pre-2006 Deferrals credited to the Participant’s Fixed Benefit Option Account, as applicable.

9 1.47 Pre-2006 Discretionary Contributions The contributions described in Section 3.2(a). 1.48 Pre-2006 Discretionary Contribution Subaccount The subaccount kept as part of a Participant’s Pre-2006 Supplemental Account to account for Pre-2006 Discretionary Contributions credited to Investment Options and the Net Gain (Loss) Equivalent attributable thereto or the subaccount kept as part of a Participant’s Fixed Benefit Option Account to account for Pre-2006 Discretionary Contributions credited to the Participant’s Fixed Benefit Option Account, as applicable. 1.49 Pre-2006 Matching Contributions The contributions described in Section 3.1(a). 1.50 Pre-2006 Matching Contribution Subaccount The subaccount kept as part of a Participant’s Pre-2006 Supplemental Account to account for Pre-2006 Matching Contributions credited to Investment Options and the Net Gain (Loss) Equivalent attributable thereto or the subaccount kept as part of a Participant’s Fixed Benefit Option Account to account for Pre-2006 Matching Contributions credited to the Participant’s Fixed Benefit Option Account, as applicable. 1.51 Pre-2006 Supplemental Account With respect to each Participant, the separate bookkeeping account consisting of the Participant’s Pre-2006 Deferral Subaccount and the Pre-2006 Company Contribution Subaccount and the Investment Subaccounts thereunder, including the Net Gain (Loss) Equivalent attributable thereto. 1.52 Retire The act of taking Retirement. 1.53 Retirement A Participant’s Normal Retirement, Early Retirement, Deferred Retirement or Disability Retirement. 1.54 Salary With respect to an Employee, cash base salary payable by any Participating Company to the Employee. 1.55 Salary Deferral Election The Participant’s irrevocable written election, made in accordance with Section 2.4, to forego the receipt of a stipulated amount of Salary.

10 1.56 Severance Termination of Employment other than on account of Retirement, death or Total Disability. If a Participant’s employment with the Participating Company or an Affiliate terminates before attaining age 55 on account of Total Disability and the Total Disability ceases prior to Disability Retirement, a Severance shall occur when the Total Disability ceases unless the Participant immediately returns to the employment of the Participating Company or an Affiliate. 1.57 Surviving Spouse The survivor of a deceased Participant to whom such deceased Participant was legally married (as determined by the Plan Administrator) immediately before the Participant’s death. 1.58 Termination of Employment The date on which the Participant is no longer employed by any Participating Company. For purposes of this Section, a Termination of Employment shall occur on the earlier of: (a) The date as of which an Employee quits, is discharged, terminates employment in connection with incurring a Total Disability, Retires or dies; or (b) The first day of absence of an Employee who fails to return to employment at the expiration of an Authorized Leave of Absence. Notwithstanding the foregoing, the term “Termination of Employment” shall be interpreted to mean a “separation from service” as such term is used in Code Section 409A and the regulations thereunder. 1.59 Total Disability A physical or mental condition under which the Participant qualifies as totally disabled under the group long-term disability plan of the Participating Company; provided, however, that if the Participant is not covered by such a plan or if there is no such plan, the Participant shall be under a Total Disability if the Participant is determined to be disabled under the Social Security Act. Notwithstanding any other provisions of the Plan, a Participant shall not be considered Totally Disabled if such disability is due to (i) war, declared or undeclared, or any act of war, (ii) intentionally self-inflicted injuries, (iii) active participation in a riot, or (iv) the Participant’s intoxication or the Participant’s illegal use of drugs. Notwithstanding the foregoing, a Participant shall not be considered totally disabled unless the Participant suffers from a disability as defined in Code Section 409A and the regulations thereunder. 1.60 Transition Contributions The contributions described in Section 3.3.

11 1.61 Transition Contribution Account With respect to each Participant, the separate bookkeeping account consisting of the Participant’s Transition Contributions, the Investment Subaccounts thereunder and the Net Gain (Loss) Equivalent attributable thereto. 1.62 Unforeseeable Emergency A severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend on the facts of each case. An event will not constitute an Unforeseeable Emergency under this Plan unless it satisfies the requirements to be an unforeseeable emergency under Code Section 409A and the regulations thereunder. 1.63 Vested Percentage (a) Pre-2006 Deferral Subaccount and Post-2005 Deferral Subaccount: The percentage in which the Participant is vested in the Participant’s Pre-2006 Deferral Subaccount and Post-2005 Deferral Subaccount shall be 100%. (b) Pre-2006 Company Contribution Subaccount and Post-2005 Company Contribution Subaccount: The percentage in which the Participant is vested in the Participant’s Pre-2006 Company Contribution Subaccount and Post-2005 Company Contribution Subaccount shall be 100% upon (i) Retirement, (ii) death while an Employee or while Totally Disabled but prior to reaching Disability Retirement, (iii) the completion of at least 5 Years of Service, or (iv) a Change in Control while an Employee or while Totally Disabled but prior to reaching Disability Retirement. Prior to the occurrence of any of the events described in the preceding sentence, the Participant’s Vested Percentage in the Participant’s Pre-2006 Company Contribution Subaccount and Post-2005 Company Contribution Subaccount shall be determined according to the following schedule: Years of Service Vested Percentage Less than 1 0% 1 20% 2 40% 3 60% 4 80% 5 or more 100%

12 (c) Transition Contribution Account: The percentage in which the Participant is vested in the Participant’s Transition Contribution Account shall be 100% upon (i) Retirement, (ii) death while an Employee or while Totally Disabled but prior to reaching Disability Retirement, or (iii) a Change in Control while an Employee or while Totally Disabled but prior to reaching Disability Retirement. Prior to the occurrence of any of the events described in the preceding sentence, the Participant’s Vested Percentage in the Participant’s Transition Contribution Account shall be determined as of the date indicated in the following schedule provided that the Participant is an Employee on the applicable date: Vesting Date Vested Percentage December 31, 2006 20% December 31, 2007 40% December 31, 2008 60% December 31, 2009 80% December 31, 2010 100% 1.64 Year of Service A calendar year, including years before 1990, in which an Employee completes at least 1,000 Hours of Service. A Participant’s Years of Service shall be determined (without duplication) in accordance with the following rules: (a) “Hour of Service” means each hour that would be credited for the purposes of vesting under the Coca Cola Consolidated, Inc. Savings Plan if that plan were in existence when such service was performed. (b) Years of Service shall include periods of Total Disability and Authorized Leave of Absence. (c) Except as provided in Subsection (d) of this Section, Years of Service shall not include periods of employment with an Affiliate rendered prior to the date on which such corporation or other entity became an Affiliate. (d) Years of Service shall include any period of a Participant’s prior employment by any organization upon such terms and conditions as the Plan Administrator may approve. A Participant shall be considered to have earned a Year of Service upon the completion of 1,000 Hours of Service during such calendar year.

13 ARTICLE II ELIGIBILITY AND PARTICIPATION 2.1 Eligibility An Employee shall be eligible to become a Participant in the Plan if the Employee (i) is a member of the Participating Company’s “select group of management or highly compensation employee,” as defined in Sections 201(2), 301(a)(3) and 401(a) of ERISA and (ii) is designated for participation in the Plan by (A) the Committee, if the Employee is an executive officer of the Company, or (B) the Plan Administrator, if the Employee is not an executive officer of the Company. 2.2 Participation An Employee who is eligible to become a Participant shall become a Participant upon the execution and delivery to the Plan Administrator of a Deferral Election. 2.3 Duration of Participation A Participant shall continue to be a Participant until the Participant is no longer entitled to a benefit under the Plan. 2.4 Deferral Elections (a) Initial Deferral Election: An Employee shall have 30 days following the date the Employee first becomes eligible to participate in the Plan in which to execute and deliver to the Plan Administrator a Deferral Election by which the Participant elects to defer a stipulated amount of Salary and/or Bonus to be earned with respect to the portion of the calendar year remaining after the Deferral Election is made and which, but for such Deferral Election, would be paid to the Participant. (b) Annual Salary Deferral Election: An eligible Employee shall have until the date designated by the Plan Administrator, which date shall not be later than December 31st of each year, to execute and deliver to the Plan Administrator a Salary Deferral Election providing for the deferral of a stipulated amount of Salary to be earned during the next calendar year and which, but for such Salary Deferral Election, would be paid to the Participant. (c) Bonus Deferral Election: An eligible Employee shall have until the date designated by the Plan Administrator, which date shall not be later than the date that is six months before the end of the Bonus Performance Period during which such Bonus is earned, to execute and deliver to the Plan Administrator a Bonus Deferral Election providing for the deferral of a stipulated amount of Bonus to be earned in the applicable Bonus Performance Period and which, but for such Bonus Deferral Election, would be paid to the Participant. (d) Minimum and Maximum Deferrals: The Plan Administrator, in the exercise of the Plan Administrator’s discretion, may from time to time place minimum and

14 maximum limits on the amount of any Deferral Election that an Employee could otherwise make pursuant to the Plan. (e) Cancellation of Deferral Election for Unforeseeable Emergencies: Subject to approval of the Plan Administrator, a Participant may cancel the Participant’s Deferral Election at any time only if such reduction is reasonably necessary to meet an Unforeseeable Emergency, but only if the Plan Administrator determines that the resulting hardship may not be relieved (i) through reimbursement or compensation from insurance or otherwise, or (ii) by liquidation of the Participant’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship. If a Participant’s Deferral Election is cancelled pursuant to this Subsection, no further Deferral may be effective for any Earnings paid with respect to the calendar year during which the cancellation occurs. (f) Restriction After Certain Hardship Distributions: In the event that a Participant receives a hardship distribution from any plan qualified under Section 401(a) of the Code, then if and to the extent required by such plan, no Deferrals may be made for 12 months following the receipt of such distribution. 2.5 Deemed Investment Elections (a) Deemed Investment of Pre-2006 Deferrals and Pre-2006 Company Contributions: In making a Deferral Election, the Participant shall specify how the Pre-2006 Deferrals and the Pre-2006 Company Contributions subject to such Election shall be allocated among the Fixed Benefit Option Account and the Supplemental Account. In accordance with such procedures and limitations as the Plan Administrator adopts, the Participant may change such specification with respect to Pre-2006 Deferrals and Pre-2006 Company Contributions not yet credited to an Investment Subaccount. (b) Deemed Investment of Post-2005 Deferrals and Post-2005 Company Contributions: In making a Deferral Election, the Participant shall specify how the Post-2005 Deferrals and the Post-2005 Company Contributions subject to such Election shall be allocated among the Investment Options. In accordance with such procedures and limitations as the Plan Administrator adopts, the Participant may change such specification with respect to Post-2005 Deferrals and Post-2005 Company Contributions not yet credited to an Investment Subaccount. No Post-2005 Deferrals or Post-2005 Company Contributions may be allocated to the Fixed Benefit Option Account. (c) Deemed Investment of Transition Contributions: A Participant shall specify how Transition Contributions credited to the Participant’s Transition Contribution Account shall be allocated among the Investment Options. In accordance with such procedures and limitations as the Plan Administrator adopts, the Participant may change such specification with respect to Transition Contributions not yet credited to an Investment Subaccount. No Transition Contributions may be allocated to the Fixed Benefit Option Account.

15 (d) Reallocation of Deemed Investments: (1) Fixed Benefit Option Account. Any Pre-2006 Deferrals and Pre-2006 Company Contributions allocated to the Fixed Benefit Option Account may be reallocated to one or more Investment Options at the election of the Participant not more frequently than once each calendar quarter. All such reallocations by the Participant in any Plan Year shall not exceed 20% of the amounts allocated to the Fixed Benefit Option Account at the beginning of such Plan Year. Any such reallocation shall be made in accordance with and shall be subject to such procedures and limitations as the Plan Administrator adopts. (2) Pre-2006 Supplemental Account. Any Pre-2006 Deferrals and Pre-2006 Company Contributions allocated to the Participant’s Pre-2006 Supplemental Account may be reallocated among the Investment Options at the election of the Participant not more frequently than once each calendar quarter. Any such request to have one or more Investment Subaccount balances transferred to one or more other Investment Subaccounts shall be made in accordance with and shall be subject to such procedures and limitations as the Plan Administrator adopts. (3) Post-2005 Supplemental Account. Any Post-2005 Deferrals and Post- 2005 Company Contributions allocated to the Participant’s Post-2005 Supplemental Account may be reallocated among the Investment Options at the election of the Participant. Any such request to have one or more Investment Subaccount balances transferred to one or more other Investment Subaccounts shall be made in accordance with and shall be subject to such procedures and limitations as the Plan Administrator adopts. (4) Transition Contribution Account: Any Transition Contributions allocated to the Participant’s Transition Contribution Account may be reallocated among the Investment Options at the election of the Participant not more frequently than once each calendar quarter. Any such request to have one or more Investment Subaccount balances transferred to one or more other Investment Subaccounts shall be made in accordance with and shall be subject to such procedures and limitations as the Plan Administrator adopts. (5) Mutual Fund Trading Rules: Notwithstanding any contrary provision of this Subsection, all reallocations among Investment Options are subject to the trading rules, policies and procedures of the underlying mutual fund designated as an Investment Option. (e) Investment Options: Subject to Subsection (f) of this Section, the Plan Administrator shall designate the Investment Options and shall have the right to eliminate and add Investment Options from time to time. If an Investment Option

16 is eliminated, Participants’ Investment Subaccount balances relating to such Investment Option shall be transferred to such other Investment Subaccounts as the Plan Administrator directs. All elections as to how Pre-2006 Deferrals, Post- 2005 Deferrals, Pre-2006 Company Contributions, Post-2005 Company Contributions and Transition Contributions shall be allocated among Investment Subaccounts are subject to the Plan Administrator’s approval. The Plan Administrator shall notify Participants if changes are made in the available Investment Options. The Plan Administrator may designate an Investment Option if and to the extent a Participant fails to make a valid or approved election. (f) Effect of Change in Control: From and after a Change in Control, and notwithstanding any other provision of the Plan to the contrary, (i) the Investment Options in effect immediately prior to the Change in Control shall continue and not be eliminated, and (ii) subject to Section 9.5(b), Participants shall continue to have the right to transfer their Investment Subaccount balances among the Investment Options in accordance with the same rules and procedures as were in effect immediately prior to the Change in Control. If an Investment Option is deemed invested in a particular mutual fund or other collective investment vehicle that is liquidated or terminated after the Change in Control or has its fundamental investment objective materially changed, then the Plan Administrator shall immediately substitute, as the deemed investment of such Investment Option, another mutual fund or other collective investment vehicle having substantially the same investment objectives and other material characteristics as the said mutual fund or collective investment vehicle had prior to its liquidation, termination or change in investment objective. 2.6 Effect of Change in Status (a) If a Participant’s employment with the Participating Company changes before a Change in Control to a position in which the Participant is no longer eligible to participate in the Plan pursuant to Section 2.1, the Participant may make no Deferral Election with respect to compensation earned while ineligible to actively participate. The payment of the Participant’s benefits under the Plan shall not be accelerated by the change in employment status, and the Participant’s benefits shall be paid when and as otherwise provided in the Plan. In determining the amount of any benefits provided by the Fixed Benefit Option Account (but not the time of such benefit payments), it will be assumed that the Participant had a Termination of Employment on the date of the change in employment status; provided, however, if the Participant’s Vested Percentage is less than 100% on that date, the Participant’s Vested Percentage shall be based on the Participant’s Years of Service at the time of the Participant’s actual Termination of Employment. (b) If a Participant described in Subsection (a) of this Section again becomes eligible to participate in the Plan pursuant to Section 2.1 (the Participant’s “Reparticipation Date”), then for purposes of determining any future benefits payable to the Participant or the Participant’s Beneficiary under the Fixed Benefit

17 Option Account, it shall be assumed that (i) any amounts that were credited to the Fixed Benefit Option Account before the Participant’s Reparticipation Date were instead credited to the Fixed Benefit Option Account on the Participant’s Reparticipation Date, and (ii) that there has also been credited to the Fixed Benefit Option Account on the Participant’s Reparticipation Date, as an additional Pre- 2006 Deferral, or Pre-2006 Company Contribution, as the case may be, an amount equal to the interest credited on the actual amounts that had been credited to the Fixed Benefit Option Account prior to the Reparticipation Date at the rate of 8%. ARTICLE III COMPANY CONTRIBUTIONS 3.1 Matching Contributions (a) Pre-2006 Matching Contributions: With respect to each Plan Year prior to 2006, the Company shall make a Matching Contribution on behalf of each Participant equal to the product of 30% times the Participant’s Pre-2006 Deferrals of Salary for any payroll period; provided, however, that for this purpose there shall be disregarded the Participant’s Pre-2006 Deferrals of Salary for a particular payroll period which exceed 6% of the Participant’s Salary for such payroll period. (b) Post-2005 Matching Contributions: With respect to each Plan Year after 2005, the Company shall make a Matching Contribution on behalf of each Participant equal to 50% times the Participant’s Post-2005 Deferrals of Salary for any payroll period; provided, however, that for this purpose there shall be disregarded the Participant’s Post-2005 Deferrals of Salary for a particular payroll period which exceed 6% of the Participant’s Salary for such payroll period. Notwithstanding the preceding sentence, a Participant shall not be eligible for Matching Contributions under this Subsection unless the Participant is receiving all matching contributions available under the Company’s plan qualified under Section 401(a) of the Code, if any. (c) Post-2012 Matching Contributions: The Plan Administrator, in his or her sole and absolute discretion, may change the amount of the Matching Contribution described in Subsection (b) of this Section for any Plan Year beginning after the 2012 Plan Year, from time to time with respect to payroll periods subsequent to the adoption of such change; provided, however, that any such change may not cause an increase to the Matching Contribution described in Subsection (b) of this Section. 3.2 Discretionary Contributions (a) Pre-2006 Discretionary Contributions: With respect to each Plan Year prior to 2006, the Company may make a Pre-2006 Discretionary Contribution in such amount as the Committee may determine. Such amount may be made according to a formula or may be made in differing amounts to any one or more Participants who are Employees. Such amount may from time to time increase a Participant’s

18 Matching Contribution to take into account some or all of the amount by which the Participant’s contributions or benefits under any plan qualified under Section 401(a) of the Code sponsored by the Participating Company may be reduced by one or more of the compensation, contribution or benefit restrictions and limitations of the Code that apply to such plan as a condition of its qualified status. The determination of whether a particular Participant’s Matching Contribution shall be so increased, and (if so) the amount and frequency of any such increase, shall be made by the Committee in the exercise of its sole and absolute discretion. The making of any Discretionary Contribution by the Committee does not obligate it to continue such for any other year. (b) Post-2005 Discretionary Contributions: With respect to each Plan Year after 2005, the Company may make a Post-2005 Discretionary Contribution in such amount as the Committee may determine. Such amount may be made according to a formula or may be made in differing amounts to any one or more Participants who are Employees. Such amount may from time to time increase a Participant’s Matching Contribution to take into account some or all of the amount by which the Participant’s contributions or benefits under any plan qualified under Section 401(a) of the Code sponsored by the Participating Company may be reduced by one or more of the compensation, contribution or benefit restrictions and limitations of the Code that apply to such plan as a condition of its qualified status. The determination of whether a particular Participant’s Matching Contribution shall be so increased, and (if so) the amount and frequency of any such increase, shall be made by the Committee in the exercise of its sole and absolute discretion. The making of any Discretionary Contribution by the Committee does not obligate it to continue such for any other year. 3.3 Transition Contributions (a) With respect to a Participant, for each of the calendar years 2006, 2007 and 2008, the Company shall make Transition Contributions equal to the percentage of the Participant’s Salary described in Paragraphs (1) through (4) of this Subsection. (1) 10%; plus (2) An additional 10% if the Company attains 80% of the “Overall Goal Achievement Factor” established under the Company’s Annual Bonus Plan or any successor plan thereto; plus (3) An additional 10% if the Company attains 107.5% of the “Overall Goal Achievement Factor” established under the Company’s Annual Bonus Plan or any successor plan thereto; plus (4) An additional 10% if the Company attains 115% of the “Overall Goal Achievement Factor” established under the Company’s Annual Bonus Plan or any successor plan thereto.

19 Notwithstanding any other provision of this Subsection to the contrary and except as otherwise provided in Subsections (d) and (e) of this Section, a Participant shall not be eligible for a Transition Contribution for any year if the Participant is not an Employee on December 31 of the applicable calendar year. (b) The Transition Contributions described in Paragraphs (2) through (4) of Subsection (a) of this Section shall be made only if the applicable percentage of the “Overall Goal Achievement Factor” is attained; no such Transition Contribution shall be made for the partial attainment of an applicable percentage. (c) The Transition Contribution described in Paragraph (1) of Subsection (a) of this Section shall be credited monthly on the last business day of each calendar month to the Transition Contribution Account of each Participant who is an Employee on such day. Except as otherwise provided in Subsections (d) and (e) of this Section, the Transition Contributions described in Paragraphs (2) through (4) of Subsection (a) of this Section shall be credited as soon as practicable following the end of the applicable calendar year to the Transition Contribution Account of each Participant who is an Employee on December 31 of the applicable calendar year. (d) Notwithstanding any other provision of this Section, in the event of the Total Disability, Retirement or death of a Participant during a year for which a Transition Contribution is made, such Participant’s Transition Contribution Account shall be credited with a pro rata portion of the Transition Contribution described in Paragraphs (2) through (4) of Subsection (a) of this Section, only if the applicable percentage of the “Overall Goal Achievement Factor” is attained; no such Transition Contribution shall be made for the partial attainment of an applicable percentage. Such pro rata Transition Contribution shall be based on the portion of the calendar year completed through the Participant’s Total Disability, Retirement or death, as applicable. The Transition Contribution described in this Subsection shall be credited as soon as practicable following the last day of the applicable calendar year. (e) Notwithstanding any other provision of this Section, in the event of a Change in Control during a year for which a Transition Contribution is made, such Participant’s Transition Contribution Account shall be credited with a pro rata portion of the Transition Contribution described in Paragraph (2) of Subsection (a) of this Section. For purposes of determining such Transition Contribution, an “Overall Goal Achievement Factor” of 80% under the Company’s Annual Bonus Plan shall be deemed to have been earned as of the effective date of the Change in Control. Such pro rata Transition Contribution shall be based on the portion of the calendar year completed through the Change in Control. The Transition Contribution described in this Subsection shall be credited no later than 15 days following the occurrence of the Change in Control.

20 ARTICLE IV DISTRIBUTION PROVISIONS WITH RESPECT TO THE FIXED BENEFIT OPTION ACCOUNT AND THE PRE-2006 SUPPLEMENTAL ACCOUNT 4.1 General The provisions of this Article are applicable to distributions of a Participant’s Fixed Benefit Option Account and a Participant’s Pre-2006 Supplemental Account. 4.2 In-Service Distribution During 2005 Each Participant who is an Employee shall be given the opportunity to elect a distribution of up to 25% of the Vested Percentage of the amount allocated to the Participant’s Fixed Benefit Option Account and 25% of the Vested Percentage of the Participant’s Pre-2006 Supplemental Account, each as of September 30, 2005. A distribution elected pursuant to this Section shall be paid to the Participant by December 31, 2005. With respect to any portion of such distribution allocated to the Fixed Benefit Option Account, the Applicable Interest Rate (as described in Section 4.6(b)) to be applied to such distribution shall be based on the Participant’s age and Years of Service at the date such distribution is paid. 4.3 Special Payment Elections for Amounts Not Withdrawn Pursuant to Section 4.2 (a) Payment Election: Each Participant who is an Employee during 2005 shall be given the opportunity during 2005 to make a payment election from among the available forms and timing of payment set forth in Subsection (b) of this Section that shall apply to the Participant’s Pre-2006 Supplemental Account and Fixed Benefit Option Account not withdrawn pursuant to Section 4.2. (b) Available Forms of Payment: With respect to a Participant’s Pre-2006 Supplemental Account and Fixed Benefit Option Account not withdrawn pursuant to Section 4.2, the Participant shall elect either: (1) Monthly Installments Due to Termination of Employment. The balance of the Participant’s Pre-2006 Supplemental Account and Fixed Benefit Option Account shall be payable, on account of the Participant’s Termination of Employment, in monthly installments over a period of 10 or 15 years commencing at the time described in Section 4.4(a); or (2) Monthly Installments as of a Designated Date. The balance of the Participant’s Pre-2006 Supplemental Account and Fixed Benefit Option Account shall be payable, on account of reaching a date designated by the Participant, in monthly installments over a period of 10 or 15 years, commencing at the time described in Section 4.4(b); provided, however, that such designated date shall not be earlier than the calendar year in which the Participant attains age 55 or later than the calendar year in which the Participant attains age 70. With respect to any portion of such distribution allocated to the Participant’s Fixed Benefit Option Account,

21 the Applicable Interest Rate (as described in Section 4.6(b)) to be applied to such distribution shall be based on the Participant’s age and Years of Service at the date such distribution commences to be paid. (3) Default Election. If a Participant described in Subsection (a) of this Section fails to make a payment election in accordance with the provisions of this Section, the Participant shall be deemed to have elected the payment of the Participant’s Pre-2006 Supplemental Account and Fixed Benefit Option Account in monthly installments over 15 years commencing at the time described in Section 4.4(a). (4) Effect of Election. Any election made pursuant to this Subsection shall be effective immediately and not be subject to the provisions of Subsection (c) of this Section. (c) Subsequent Changes to Payment Elections: A Participant may change the form or timing of the payment elected under Subsection (b) of this Section, or the form or timing of payment subsequently elected under this Subsection, with respect to the distribution of the Participant’s Pre-2006 Supplemental Account and Fixed Benefit Option Account only if (i) such election is made at least 12 months prior to the date the payment of such Accounts would have otherwise commenced, and (ii) the effect of such election is to defer commencement of such payments by at least 5 years. Notwithstanding any other provision of this Subsection, no election may be made under this Subsection if the effect of such election would be to commence payment of the Participant’s Pre-2006 Supplemental Account and the Participant’s Fixed Benefit Option Account after the Participant’s attainment of age 70. 4.4 Timing of Monthly Installments (a) Monthly Installments Due to Termination of Employment: For any distribution made pursuant to Section 4.3(b)(1) or Section 4.3(b)(3), such monthly installments shall commence to be paid as of the first day of the calendar month following the month that is six months after the Participant’s Termination of Employment. Notwithstanding the preceding sentence, if the Participant attains age 70 before the Participant’s Termination of Employment, such monthly installments shall commence to be paid in the calendar quarter next following the calendar quarter in which the Participant attains age 70. (b) Monthly Installments as of a Designated Date: For any distribution elected pursuant to Section 4.3(b)(2), such monthly installments shall commence to be paid as of the date designated by the Participant. Notwithstanding the preceding sentence, if the Participant has a Termination of Employment before the date designated pursuant to Section 4.3(b)(2), such monthly installments shall commence to be paid as of the first day of the calendar month following the month that is six months after the Participant’s Termination of Employment.

22 4.5 Death of Participant Following Commencement of Monthly Installments If a Participant who is receiving monthly installments dies before the last monthly installment is paid, then the remaining monthly installments shall be paid to the Participant’s Beneficiary as and when such monthly installments would have otherwise been paid to the Participant had the Participant not died. 4.6 Amount of Benefit under the Fixed Benefit Option Account The amount of the benefit provided by the Fixed Benefit Option Account shall be determined as described in Subsections (a) through (c) of this Section and shall be based solely on the amounts allocated to the Participant’s Fixed Benefit Option Account at the time of such determination. No amounts may be allocated to the Fixed Benefit Option Account with respect to years after 2005. (a) Monthly Installments Method of Payment: Monthly installments shall be equal in amount and shall have a present value as of the date benefit payments commence as described in Section 4.4 equal to the Participant’s Fixed Benefit Option Account balance as of such date as described in Subsection (c) of this Section, determined by discounting the monthly payments at the Applicable Interest Rate described in Subsection (b) of this Section. In the case of Deferred Retirement, the Applicable Interest Rate used to discount the monthly payments pursuant to the preceding sentence shall be 8%, 11% or 13%, as applicable, not the 6% interest rate described in Paragraph (b)(2) of this Section. (b) Applicable Interest Rate: The “Applicable Interest Rate” shall be as follows: (1) Normal Retirement. If a distribution of the Participant’s benefit attributable to the Fixed Benefit Option Account commences upon the Participant’s eligibility for Normal Retirement, the Applicable Interest Rate shall be (i) 13% if the Participant became a Participant by December 31, 2000 or (ii) determined as follows if the Participant became a Participant on or after January 1, 2001: Years of Service at Retirement Applicable Interest Rate Less than 5 8% 5-9 11% 10 or more 13% (2) Deferred Retirement. If distribution of the Participant’s benefit attributable to the Fixed Benefit Option Account commences upon the Participant’s eligibility for Deferred Retirement, the Applicable Interest Rate for the period through December 31 of the calendar year in which the Participant attains Normal Retirement Age shall be (i) 13% if the Participant became a Participant by December 31, 2000 or (ii) determined

23 as follows if the Participant became a Participant on or after January 1, 2001: Years of Service at Retirement Applicable Interest Rate Less than 5 8% 5-9 11% 10 or more 13% The Applicable Interest Rate for Deferred Retirement for any period after the Participant’s Normal Retirement Age until the first of the month in which benefit payments commence shall be 6%. (3) Early Retirement-Regular or Disability Retirement-Regular. If distribution of the Participant’s benefit attributable to the Fixed Benefit Option Account commences upon the Participant’s eligibility for Early Retirement – Regular or Disability Retirement – Regular, the Applicable Interest Rate shall be (i) 11% if the Participant became a Participant by December 31, 2000 or (ii) determined as follows if the Participant became a Participant on or after January 1, 2001: Years of Service at Retirement Applicable Interest Rate Less than 5 8% 5 or more 11% (4) Early Retirement-Special or Disability Retirement-Special. If distribution of the Participant’s benefit attributable to the Fixed Benefit Option Account commences upon the Participant’s eligibility for Early Retirement – Special or Disability Retirement – Special, the Applicable Interest Rate shall be 13%. (5) Severance. If distribution of the Participant’s benefit attributable to the Fixed Benefit Option Account commences on account of Severance, the Applicable Interest Rate is 8%. (c) Fixed Benefit Option Account Balance: For purposes of Subsection (a) of this Section, the Fixed Benefit Option Account balance means the sum of Amount A, Amount B and Amount C, determined as of the first day of the calendar quarter in which benefit payments commence as described in Section 4.4, where: (1) Amount A is the amount of the Participant’s Pre-2006 Deferrals credited to the Fixed Benefit Option Account; (2) Amount B is the product of (i) the Participant’s Pre-2006 Company Contributions credited to the Fixed Benefit Option Account multiplied by (ii) the Participant’s Vested Percentage; and

24 (3) Amount C is interest credited with respect to the Pre-2006 Deferrals in Amount A and the vested Pre-2006 Company Contributions in Amount B at the Applicable Interest Rate compounded annually. 4.7 Amount of Benefit from a Participant’s Pre-2006 Supplemental Account The amount of the benefit provided by a Participant’s Pre-2006 Supplemental Account shall be determined as follows: (a) Reduction for Non-Vested Benefits: If, in the case of a Severance benefit, the Participant’s Vested Percentage in the Participant’s Pre-2006 Company Contribution Subaccount is less than 100%, then the balance of the Participant’s Pre-2006 Supplemental Account attributable to the Participant’s Pre-2006 Company Contribution Subaccount shall be reduced to the product of (i) the balance in the Participant’s Pre-2006 Company Contribution Subaccount multiplied by (ii) the applicable Vested Percentage, and the remainder of the Participant’s Pre-2006 Company Contribution Subaccount shall be forfeited and disregarded in determining the Participant’s Severance benefit. (b) Monthly Installments Method of Payment: The amount of each monthly installment shall be the quotient of (i) the balance of the Participant’s Pre-2006 Supplemental Account (after any reduction for non-vested benefits described in Subsection (a) of this Section) as of the beginning of the month in which such installment payment is being made, divided by (ii) the number of remaining monthly installments in the installment period (including the calendar year’s monthly installments being calculated). In no event, however, shall any monthly installment exceed the balance of the Participant’s Pre-2006 Supplemental Account immediately prior to such installment, and therefore no installment shall be paid once the balance of the Participant’s Pre-2006 Supplemental Account is zero. 4.8 Reemployment If a Participant who has become entitled to a benefit again becomes an Employee, such reemployment shall not change, suspend, delay or otherwise affect payment of such benefit. ARTICLE V DISTRIBUTION PROVISIONS WITH RESPECT TO THE POST-2005 SUPPLEMENTAL ACCOUNT 5.1 General The provisions of this Article are applicable to distributions of a Participant’s Post-2005 Supplemental Account.

25 5.2 Payment Elections (a) Class Year Payment Elections: For each Plan Year beginning after 2005, a Participant shall make a payment election from among the available forms and timing of payment set forth in Subsection (b) of this Section that shall apply to the Class Year Deferral for such Plan Year. (b) Available Forms of Payment: A Participant shall elect from among the following forms of payment for each Class Year Deferral. Prior to November 1, 2011, the Participant may elect only one form of payment for each Class Year Deferral. For each Class Year Deferral made after November 1, 2011, the Participant may elect one form of payment to apply if payment is made on account of the Participant’s Termination of Employment and a different form of payment to apply if payment is made on account of reaching a designated date. (1) Lump Sum Payment Due to Termination of Employment. The balance of the applicable Class Year Deferral shall be payable on account of the Participant’s Termination of Employment in a single lump sum payment at the time described in Section 5.3(a); (2) Lump Sum Payment as of a Designated Date. The balance of the applicable Class Year Deferral shall be payable, on account of reaching a date designated by the Participant, in a single lump sum payment at the time described in Section 5.3(b); provided, however, that such designated date may not be earlier than the beginning of the second Plan Year following the Plan Year to which the Class Year Deferral applies or later than the calendar year in which the Participant attains age 70; (3) Monthly Installments Due to Termination of Employment. The balance of the applicable Class Year Deferral shall be payable on account of the Participant’s Termination of Employment in monthly installments over a period of 5, 10 or 15 years commencing at the time described in Section 5.4(a); or (4) Monthly Installments as of a Designated Date. The balance of the applicable Class Year Deferral shall be payable, on account of reaching a date designated by the Participant, in monthly installments over a period of 5, 10 or 15 years commencing at the time described in Section 5.4(b); provided, however, that such designated date shall not be earlier than the beginning of the second Plan Year following the Plan Year to which the Class Year Deferral applies or later than the calendar year in which the Participant attains age 70. (5) Default Election. If a Participant described in Subsection (a) of this Section fails to make a class year payment election for a Class Year Deferral in accordance with the provisions of this Section, the Participant

26 shall be deemed to have elected for such Class Year Deferral a lump sum payment commencing at the time described in Section 5.3(a). (c) Subsequent Changes to Payment Elections: A Participant may change the form or timing of the payment elected under Subsection (b) of this Section, or the form or timing of payment subsequently elected under this Subsection, with respect to a Class Year Deferral only if (i) such election is made at least 12 months prior to the date the payment of the Class Year Deferral would have otherwise commenced, and (ii) the effect of such election is to defer commencement of such payments by at least 5 years. Notwithstanding any other provision of this Subsection, no election may be made under this Subsection if the effect of such election would be to commence payment of the Participant’s Class Year Deferral after the Participant’s attainment of age 70. 5.3 Timing of Lump Sum Payments (a) Lump Sum Payment Upon Termination of Employment: For any distribution of a Class Year Deferral made pursuant to Section 5.2(b)(1) or Section 5.2(b)(5), such lump sum payment shall be paid in a single cash payment as of the first day of the calendar month following the month that is six months after the Participant’s Termination of Employment. Notwithstanding the preceding sentence, if the Participant attains age 70 before the Participant’s Termination of Employment, such lump sum payment shall be paid in the calendar quarter next following the calendar quarter in which the Participant attains age 70. (b) Lump Sum Payment as of a Designated Date: For any distribution of a Class Year Deferral made pursuant to Section 5.2(b)(2), such lump sum payment shall be paid in a single cash payment as of the date designated by the Participant. Notwithstanding the preceding sentence, if the Participant has a Termination of Employment before the date designated pursuant to Section 5.2(b)(2), (i) for Class Year Deferrals prior to November 1, 2011, such lump sum shall be paid at the time described in Section 5.3(a) and (ii) for Class Year Deferrals after November 1, 2011 and prior to February 22, 2021, payment shall be made in the form elected by the Participant pursuant to Section 5.2(b) to apply upon Termination of Employment payable at the time described in Section 5.3 or 5.4 corresponding to such form. A Participant’s Termination of Employment during the six month period preceding the date designated pursuant to Section 5.2(b)(2) shall not affect the date payment is due to the Participant pursuant to the first sentence of this Section 5.3(b). 5.4 Timing of Monthly Installments (a) Monthly Installments Due to Termination of Employment: For any distribution of a Class Year Deferral made pursuant to Section 5.2(b)(3), such monthly installments shall commence to be paid as of the first day of the calendar month following the calendar month that is six months after the Participant’s Termination of Employment. Notwithstanding the preceding sentence, if the

27 Participant attains age 70 before the Participant’s Termination of Employment, such monthly installments shall commence to be paid in the calendar quarter next following the calendar quarter in which the Participant attains age 70. (b) Monthly Installments as of a Designated Date: For any distribution of a Class Year Deferral made pursuant to Section 5.2(b)(4), such monthly installments shall commence to be paid as of the date designated by the Participant. Notwithstanding the preceding sentence, if the Participant has a Termination of Employment before the date designated pursuant to Section 5.2(b)(4), (i) for Class Year Deferrals prior to November 1, 2011, such monthly installments shall commence to be paid at the time described in Section 5.4(a) and (ii) for Class Year Deferrals after November 1, 2011 and prior to February 22, 2021, payment shall be made in the form elected by the Participant pursuant to Section 5.2(b) to apply upon Termination of Employment payable at the time described in Section 5.3 or 5.4 corresponding to such form. A Participant’s Termination of Employment during the six month period preceding the date designated pursuant to Section 5.2(b)(4) shall not affect the date payment is due to the Participant pursuant to the first sentence of this Section 5.4(b). 5.5 Death of Participant Following Commencement of Monthly Installments If a Participant who is receiving monthly installments dies before the last monthly installment is paid, then the remaining monthly installments shall be paid to the Participant’s Beneficiary as and when such monthly installments would have otherwise been paid to the Participant had the Participant not died. 5.6 Amount of Benefit from a Participant’s Post-2005 Supplemental Account The amount of the benefit provided by a Participant’s Post-2005 Supplemental Account shall be determined as follows: (a) Reduction for Non-Vested Benefits: If, in the case of a Severance benefit, the Participant’s Vested Percentage in the Participant’s Post-2005 Company Contribution Subaccount is less than 100%, then the balance of the Participant’s Post-2005 Supplemental Account attributable to the Participant’s Post-2005 Company Contribution Subaccount shall be reduced to the product of (i) the balance in the Participant’s Post-2005 Company Contribution Subaccount multiplied by (ii) the applicable Vested Percentage, and the remainder of the Participant’s Post-2005 Company Contribution Subaccount shall be forfeited and disregarded in determining the Participant’s Severance benefit. (b) Monthly Installments Method of Payment: The amount of each monthly installment shall be the quotient of (i) the balance of the Participant’s Post-2005 Supplemental Account (after any reduction for non-vested benefits described in Subsection (a) of this Section) as of the beginning of the month in which such installment payment is being made divided by (ii) the number of remaining monthly installments in the installment period (including the calendar year’s

28 monthly installments being calculated). In no event, however, shall any monthly installment exceed the balance of the Participant’s Post-2005 Supplemental Account immediately prior to such installment, and therefore no installment shall be paid once the balance of the Participant’s Post-2005 Supplemental Account is zero. 5.7 Reemployment If a Participant who has become entitled to a benefit again becomes an Employee, such reemployment shall not change, suspend, delay or otherwise affect payment of such benefit. ARTICLE VI DISTRIBUTION PROVISIONS WITH RESPECT TO THE TRANSITION CONTRIBUTION ACCOUNT 6.1 General The provisions of this Article are applicable to distributions of a Participant’s Transition Contribution Account. 6.2 Payment Elections (a) Payment Elections: Each Participant who is an Employee during 2005 shall be given an opportunity during 2005 to make a payment election from among the available forms and timing of payment set forth in Subsection (b) of this Section that shall apply to the Participant’s Transition Contribution Account. If an Employee first becomes eligible to participate in the Plan on or after January 1, 2006, the Participant shall make a payment election with respect to Transition Contributions within 30 days following the date the Employee becomes eligible to participate in the Plan. (b) Available Forms of Payment: With respect to a Participant’s Transition Contribution Account, the Participant shall elect either: (1) Monthly Installments Due to Termination of Employment. The balance of the Participant’s Transition Contribution Account shall be payable, on account of the Participant’s Termination of Employment in monthly installments over a period of 10 or 15 years commencing at the time described in section 6.3(a); or (2) Monthly Installments as of a Designated Date. The balance of the Participant’s Transition Contribution Account shall be payable on account of reaching a date designated by the Participant, in monthly installments over a period of 10 or 15 years, commencing at the time described in Section 6.3(b); provided, however, that such designated date shall not be earlier than the calendar year in which the Participant attains age 55 or later than the calendar year in which the Participant attains age 70.

29 (3) Default Election. If a Participant described in Subsection (a) of this Section fails to make a payment election in accordance with the provisions of this Section, the Participant shall be deemed to have elected the payment of the Participant’s Transition Contribution Account in monthly installments over 15 years commencing at the time described in Section 6.3(a). (c) Subsequent Changes to Payment Elections: A Participant may change the form or timing of the payment elected under Subsection (b) of this Section, or the form or timing of payment subsequently elected under this Subsection, with respect to the distribution of the Participant’s Transition Contribution Account only if (i) such election is made at least 12 months prior to the date the payment of the Participant’s Transition Contribution Account would have otherwise commenced, and (ii) the effect of such election is to defer commencement of such payments by at least 5 years. Notwithstanding any other provision of this Subsection, no election may be made under this Subsection if the effect of such election would be to commence payment of the Participant’s Transition Contribution Account after the Participant’s attainment of age 70. 6.3 Timing of Monthly Installments (a) Monthly Installments Due to Termination of Employment: For any distribution made pursuant to Section 6.2(b)(1) or 6.2(b)(3), such monthly installments shall commence to be paid as of the first day of the calendar month following the month that is six months after the Participant’s Termination of Employment. Notwithstanding the preceding sentence, if the Participant attains age 70 before the Participant’s Termination of Employment, such monthly installments shall commence to be paid in the calendar quarter next following the calendar quarter in which the Participant attains age 70. (b) Monthly Installments as of a Designated Date: For any distribution made pursuant to Section 6.2(b)(2), such monthly installments shall commence to be paid as of the date designated by the Participant. Notwithstanding the preceding sentence, if the Participant has a Termination of Employment before the date designated pursuant to Section 6.2(b)(2), such monthly installments shall commence to be paid as of the first day of the calendar month next following the month that is six months after the Participant’s Termination of Employment. 6.4 Death of Participant Following Commencement of Monthly Installments If a Participant who is receiving monthly installment payments dies before the last monthly installment is paid, then the remaining monthly installments shall be paid to the Participant’s Beneficiary as and when such monthly installments would have otherwise been paid to the Participant had the Participant not died.

30 6.5 Amount of Benefit from a Participant’s Transition Contribution Account The amount of the benefit provided by a Participant’s Transition Contribution Account shall be determined as follows: (a) Reduction for Non-Vested Benefits: If, in the case of a Severance benefit, the Participant’s Vested Percentage in the Participant’s Transition Contribution Account is less than 100%, then the balance of the Transition Contribution Account shall be reduced to the product of (i) the balance in the Transition Contribution Account multiplied by (ii) the applicable Vested Percentage, and the remainder of the Transition Contribution Account shall be forfeited and disregarded in determining the Participant’s Severance benefit. (b) Monthly Installments Method of Payment: The amount of each monthly installment shall be the quotient of (i) the balance of the Participant’s Transition Contribution Account (after any reduction for non-vested benefits described in Subsection (a) of this Section) as of the beginning of the month in which such installment payment is being made, divided by (ii) the number of remaining monthly installments in the installment period (including the calendar year’s monthly installments being calculated). In no event, however, shall any monthly installment exceed the balance of the Participant’s Transition Contribution Account immediately prior to such installment, and therefore no installment shall be paid once the balance of the Participant’s Transition Contribution Account is zero. 6.6 Reemployment If a Participant who has become entitled to a benefit again becomes an Employee, such reemployment shall not change, suspend, delay or otherwise affect payment of such benefit. ARTICLE VII ADVANCE PAYMENT FOR UNFORESEEABLE EMERGENCIES 7.1 Advance Payment for Unforeseeable Emergencies Subject to approval of the Plan Administrator, a Participant may receive advance payment of benefits under the Plan in the event of an Unforeseeable Emergency, but only if the Plan Administrator determines that the resulting hardship may not be relieved (i) through reimbursement or compensation by insurance or otherwise, or (ii) by liquidation of the Participant’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship. Any such advance payment shall be made in a single lump sum payment as soon as practicable following the Plan Administrator’s determination that such advance payment is permitted under this Section, shall not exceed the amount that the Plan Administrator determines is necessary to satisfy the unforeseeable emergency (taking into account all other available financial resources of the Participant), and shall require that no further Deferrals be made to the Plan by the Participant for 12 months following such advance payment.

31 7.2 Payments from Accounts for Advance Payment for Unforeseeable Emergencies An advance payment made pursuant to Section 7.1 shall be made from the Participant’s Accounts and Subaccounts as determined by the Plan Administrator. ARTICLE VIII PRE-RETIREMENT DEATH BENEFIT 8.1 Eligibility This Article provides a death benefit (“Pre-Retirement Death Benefit”) with respect to a Participant: (a) who dies while an Employee and (if the Participant has attained age 70) before Deferred Retirement; (b) who dies while Totally Disabled but prior to the commencement of Disability Retirement benefits; or (c) who dies after having terminated employment, and is eligible for Early Retirement but prior to receiving benefits under the Plan. The Pre-Retirement Death Benefit shall be in lieu of any and all other benefits provided under the Plan with respect to the Participant or to the Beneficiary. 8.2 Method of Payment At the time a Participant makes an election pursuant to Section 4.3(a) (which election may not thereafter be changed), the Participant shall also elect the form of payment of the Pre-Retirement Death Benefit attributable to the Participant’s Fixed Benefit Option Account, the Participant’s Pre-2006 Supplemental Account, the Participant’s Post-2005 Supplemental Account and the Participant’s Transition Contribution Account that may be payable upon the Participant’s death pursuant to this Article. The Participant may elect to have the Pre-Retirement Death Benefit paid in a single lump sum payment or in monthly installments over 5, 10 or 15 years. A Participant may change the form of payment elected under of this Section if such election change does not become effective until at least 12 months after the date on which the election change is made. If a Participant fails to make a payment election described in this Section, the Participant’s Pre-Retirement Death Benefit shall be paid to the Participant’s Beneficiary in monthly installments over 15 years. 8.3 Timing of Payment The Pre-Retirement Death Benefit shall be paid or commence to be paid during the calendar quarter next following receipt by the Plan Administrator of satisfactory proof of the Participant’s death.

32 8.4 Amount of Benefit under the Fixed Benefit Option Account The amount of the Pre-Retirement Death Benefit provided by the Participant’s Fixed Benefit Option Account shall be determined as described in Subsections (a), (b) and (c) of this Section and shall be based solely on the amounts allocated to the Participant’s Fixed Benefit Option Account at the time of such determination. (a) Lump Sum Method of Payment: If the method of payment is a single lump sum payment, the amount of the lump sum payment shall be the Fixed Benefit Option Account balance as described in Subsection (c) of this Section. (b) Monthly Installments Method of Payment: If the method of payment is monthly installments, the monthly installments shall be equal in amount and shall have a present value as of the first day of the calendar quarter next following the Participant’s death equal to the balance of the Participant’s Fixed Benefit Option Account as of such date as described in Subsection (c) of this Section, determined by discounting the monthly payments (i) in the case of death on or after Normal Retirement Age, at the interest rate used in determining the balance of the Participants Fixed Benefit Option Account as described in Paragraph (c)(1) of this Section or (ii) in the case of death before Normal Retirement Age, at the interest rate described in Subparagraph (c)(2)(B) of this Section. (c) Fixed Benefit Option Account Balance: For purposes of Subsections (a) and (b) of this Section, the Fixed Benefit Option Account balance means the following: (1) Death on or after Normal Retirement Age. If the Participant dies on or after Normal Retirement Age, the Fixed Benefit Option Account balance shall be the amount that the Participant’s Fixed Benefit Option Account balance would have been had the Participant Retired on the day preceding the Participant’s death. (2) Death before Normal Retirement Age. If the Participant dies before Normal Retirement Age, the Fixed Benefit Option Account shall be the sum of Amount A and Amount B, determined as of the first day of the calendar quarter next following the Participant’s death, where: (A) Amount A is the amount of the Participant’s Pre-2006 Deferrals and Pre-2006 Company Contributions credited to the Fixed Benefit Option Account with respect to any year prior to 2006. (B) Amount B is interest credited with respect to the Pre-2006 Deferrals and Pre-2006 Company Contributions in Amount A at the following interest rate compounded annually: 13% if the Participant was eligible for Early Retirement-Special or Disability Retirement-Special at the time of the Participant’s death, 11% if the Participant was eligible for Early Retirement-Regular or Disability Retirement-Regular at the time of the Participant’s death, or 8% in any other case. If the Participant became a

33 Participant on or after January 1, 2001, however, the interest rate shall be the lesser of (i) the interest rate provided by the preceding sentence or (ii) the interest rate determined as follows: Years of Service at Participant’s Death Applicable Interest Rate Less than 5 8% 5-9 11% 10 or more 13% 8.5 Amount of Benefit from a Participant’s Pre-2006 Supplemental Account The amount of the Pre-Retirement Death Benefit provided by the deceased Participant’s Pre-2006 Supplemental Account shall be determined as follows: (a) Lump Sum Method of Payment: If the method of payment is a single lump sum payment, the amount of the lump sum payment shall equal the balance of the Participant’s Pre-2006 Supplemental Account as of the Adjustment Date immediately preceding payment. (b) Monthly Installments Method of Payment: If the method of payment is monthly installments, the amount of the monthly installments shall be the quotient of (i) the balance of the Participant’s Pre-2006 Supplemental Account as of the month in which such installment payment is being made divided by (ii) the number of remaining installments in the installment period (including the calendar year’s monthly installments being calculated). In no event, however, shall any monthly installment exceed the balance of the Participant’s Pre-2006 Supplemental Account immediately prior to such installment, and therefore no installment shall be paid once the balance of the Participant’s Pre-2006 Supplemental Account is zero. 8.6 Amount of Benefit from a Participant’s Post-2005 Supplemental Account The amount of the Pre-Retirement Death Benefit provided by the deceased Participant’s Post-2005 Supplemental Account shall be determined as follows: (a) Lump Sum Method of Payment: If the method of payment is a single lump sum payment, the amount of the lump sum payment shall equal the balance of the Participant’s Post-2005 Supplemental Account as of the Adjustment Date immediately preceding payment. (b) Monthly Installments Method of Payment: If the method of payment is monthly installments, the amount of the monthly installments shall be the quotient of (i) the balance of the Participant’s Post-2005 Supplemental Account as of the month in which such installment payment is being made divided by (ii) the number of remaining installments in the installment period (including the calendar year’s monthly installments being calculated). In no event, however, shall any monthly

34 installment exceed the balance of the Participant’s Post-2005 Supplemental Account immediately prior to such installment, and therefore no installment shall be paid once the balance of the Participant’s Post-2005 Supplemental Account is zero. 8.7 Amount of Benefit from a Participant’s Transition Contribution Account The amount of the Pre-Retirement Death Benefit provided by the deceased Participant’s Transition Contribution Account shall be determined as follows: (a) Lump Sum Method of Payment: If the method of payment is a single lump sum payment, the amount of the lump sum payment shall equal the balance of the Participant’s Transition Contribution Account as of the Adjustment Date immediately preceding payment. (b) Monthly Installments Method of Payment: If the method of payment is monthly installments, the amount of the monthly installments shall be the quotient of (i) the balance of the Participant’s Transition Contribution Account as of the month in which such installment payment is being made divided by (ii) the number of remaining installments in the installment period (including the calendar year’s monthly installments being calculated). In no event, however, shall any monthly installment exceed the balance of the Participant’s Transition Contribution Account immediately prior to such installment, and therefore no installment shall be paid once the balance of the Participant’s Transition Contribution Account is zero. ARTICLE IX CHANGE IN CONTROL BENEFIT 9.1 Eligibility This Article provides a benefit (a “Change in Control Benefit”) for each Participant who, as of the date of a Change in Control: (a) is an Employee and (if the Participant has attained age 70) the Participant has not taken Deferred Retirement; or (b) is under a Total Disability but has not reached Disability Retirement. 9.2 Method of Payment At the time a Participant makes an election pursuant to Section 4.3(a) (which election may not thereafter be changed), the Participant shall also elect the form of payment of the Change in Control Benefit attributable to the Participant’s Fixed Benefit Option Account, the Participant’s Pre-2006 Supplemental Account, the Participant’s Post-2005 Supplemental Account and the Participant’s Transition Contribution Account that may be payable upon a Change in Control pursuant to this Article. The Participant may elect to have the Change in Control Benefit paid in a single lump sum payment or in monthly

35 installments over 5, 10 or 15 years. If a Participant fails to make a payment election described in this Section, the Participant’s Change in Control Benefit shall be paid to the Participant in monthly installments over 15 years. 9.3 Timing of Payment The Change in Control Benefit shall be paid or commence to be paid during the calendar quarter next following the Change in Control. 9.4 Amount of Benefit under the Fixed Benefit Option Account The amount of the Change in Control Benefit provided by the Participant’s Fixed Benefit Option Account shall be determined as described in Subsections (a), (b) and (c) of this Section and shall be based solely on the amounts allocated to the Participant’s Fixed Benefit Option Account at the time of such determination. (a) Lump Sum Method of Payment: If the method of payment is a single lump sum payment, the amount of the lump sum payment shall be the Fixed Benefit Option Account balance as described in Subsection (c) of this Section. (b) Monthly Installments Method of Payment: If the method of payment is monthly installments, the monthly installments shall be equal in amount and have a present value as of the first day of the calendar quarter next following the Change in Control equal to the Participant’s Fixed Benefit Option Account balance, determined by discounting the monthly installments at the rate of 13% per annum. (c) Fixed Benefit Option Account Balance: For purposes of Subsections (a) and (b) of this Section, the balance of the Participant’s Fixed Benefit Option Account means the sum of Amount A and Amount B, determined as of the first day of the calendar quarter next following the Change in Control, where: (1) Amount A is the amount of the Participant’s Pre-2006 Deferrals and Pre- 2006 Company Contributions credited to the Fixed Benefit Option Account; and (2) Amount B is interest credited with respect to the Pre-2006 Deferrals and Pre-2006 Company Contributions in Amount A at the rate of 13% per annum. 9.5 Amount of Benefit from the Participant’s Pre-2006 Supplemental Account The amount of the Change in Control Benefit provided by the Participant’s Pre-2006 Supplemental Account shall be determined as follows: (a) Lump Sum Method of Payment: If the method of payment is a single lump sum payment, the amount of the lump sum payment shall equal the balance of the Participant’s Pre-2006 Supplemental Account as of the Adjustment Date immediately preceding payment.

36 (b) Monthly Installments Method of Payment: If the method of payment is monthly installments, the amount of the monthly installments shall be the quotient of (i) the balance of the Participant’s Pre-2006 Supplemental Account as of the month in which such installment payment is being made divided by (ii) the number of remaining installments in the installment period (including the calendar year’s monthly installments being calculated). In no event, however, shall any monthly installment exceed the balance of the Participant’s Pre-2006 Supplemental Account immediately prior to such installment, and therefore no installment shall be paid once the balance of the Participant’s Pre-2006 Supplemental Account is zero. 9.6 Amount of Benefit from the Post-2005 Supplemental Account The amount of the Change in Control Benefit provided by the Participant’s Post-2005 Supplemental Account shall be determined as follows: (a) Lump Sum Method of Payment: If the method of payment is a single lump sum payment, the amount of the lump sum payment shall equal the balance of the Participant’s Post-2005 Supplemental Account as of the Adjustment Date immediately preceding payment. (b) Monthly Installments Method of Payment: If the method of payment is monthly installments, the amount of the monthly installments shall be the quotient of (i) the balance of the Participant’s Post-2005 Supplemental Account as of the month in which such installment payment is being made divided by (ii) the number of remaining installments in the installment period (including the calendar year’s monthly installments being calculated). In no event, however, shall any monthly installment exceed the balance of the Participant’s Post-2005 Supplemental Account immediately prior to such installment, and therefore no installment shall be paid once the balance of the Participant’s Post-2005 Supplemental Account is zero. 9.7 Amount of Benefit from the Transition Contribution Account The amount of the Change in Control Benefit provided by the Participant’s Transition Contribution Account shall be determined as follows: (a) Lump Sum Method of Payment: If the method of payment is a single lump sum payment, the amount of the lump sum payment shall equal the balance of the Participant’s Transition Contribution Account as of the Adjustment Date immediately preceding payment. (b) Monthly Installments Method of Payment: If the method of payment is monthly installments, the amount of the monthly installments shall be the quotient of (i) the balance of the Participant’s Transition Contribution Account as of the month in which such installment payment is being made divided by (ii) the number of remaining installments in the installment period (including the calendar year’s monthly installments being calculated). In no event, however, shall any monthly

37 installment exceed the balance of the Participant’s Transition Contribution Account immediately prior to such installment, and therefore no installment shall be paid once the balance of the Participant’s Transition Contribution Account is zero. 9.8 Payments to Beneficiary If a Participant entitled to a Change in Control Benefit dies after payment of the Change in Control Benefit has begun but before payment of the Change in Control Benefit has been completed, then the payment(s) remaining to be paid at the time of the Participant’s death shall be paid instead to the Participant’s Beneficiary at the time and in the manner and the amount as would have been paid to the Participant had the Participant not died. If payment of the Change in Control Benefit had not begun before the Participant’s death, payment of the Change in Control Benefit shall commence during the calendar quarter next following the Change in Control and be paid in monthly installments over 15 years. 9.9 Benefits Pending or in Progress If, as of the date of a Change in Control, a Participant is not entitled to a Change in Control Benefit under Section 9.1 but is entitled to one or more future payments under Article IV, Article V or Article VI, such benefits shall be paid at the time and in the manner and the amount provided in Article IV, Article V or Article VI, as applicable. If, as of the date of a Change in Control, a Beneficiary is entitled to one or more future payments under Article IV, Article V, Article VI or Article VIII, such benefits shall be paid at the time and in the manner and amount provided in Article IV, Article V, Article VI or Article VIII, as applicable. ARTICLE X ACCOUNTS 10.1 Establishment of Accounts (a) Fixed Benefit Option Account: The Plan Administrator shall establish and cause to be maintained a Fixed Benefit Option Account with respect to each Participant. In addition, the Plan Administrator shall establish and cause to be maintained with respect to each Participant separate subaccounts to be known respectively as the Participant’s Pre-2006 Deferral Subaccount, the Pre-2006 Matching Contribution Subaccount and the Pre-2006 Discretionary Contribution Subaccount. The applicable portion of such Subaccounts together shall comprise the Fixed Benefit Option Account. (b) Pre-2006 Supplemental Accounts: The Plan Administrator shall establish and cause to be maintained a Pre-2006 Supplemental Account with respect to each Participant. In addition, the Plan Administrator shall establish and cause to be maintained with respect to each Participant separate subaccounts to be known respectively as the Participant’s Pre-2006 Deferral Subaccount, the Pre-2006 Matching Contribution Subaccount and the Pre-2006 Discretionary Contribution Subaccount. The applicable portion of such Subaccounts together shall comprise

38 the Pre-2006 Supplemental Account. Within each Pre-2006 Deferral Subaccount, Pre-2006 Matching Contribution Subaccount and Pre-2006 Discretionary Contribution Subaccount there shall be kept Investment Subaccounts. (c) Post-2005 Supplemental Accounts: The Plan Administrator shall establish and cause to be maintained a Post-2005 Supplemental Account with respect to each Participant. In addition, the Plan Administrator shall establish and cause to be maintained with respect to each Participant separate subaccounts to be known respectively as the Participant’s Post-2005 Deferral Subaccount, the Post-2005 Matching Contribution Subaccount and the Post-2005 Discretionary Contribution Subaccount. The applicable portion of such Subaccounts together shall comprise the Post-2005 Supplemental Account. Within each Post-2005 Deferral Subaccount, Post-2005 Matching Contribution Subaccount and Post-2005 Discretionary Contribution Subaccount there shall be kept Investment Subaccounts. (d) Transition Contribution Account: The Plan Administrator shall establish and cause to be maintained a Transition Contribution Account with respect to each Participant. Within each Transition Contribution Account shall be kept Investment Subaccounts. 10.2 Accounting (a) Accounting of Deferral Subaccounts: As of each Adjustment Date, the Plan Administrator shall debit and credit each Participant’s Pre-2006 Deferral Subaccount and Post-2005 Deferral Subaccount, as applicable, by the following: (1) Payments. There shall be debited the amount of benefit payments made to or on behalf of the Participant or the Participant’s Beneficiary since the last Adjustment Date and allocable to such Deferral Subaccount. (2) Net Gain (Loss) Equivalent. There shall be credited or debited, as the case may be, the Net Gain (Loss) Equivalent since the last Adjustment Date for each of the Participant’s Investment Subaccounts. (3) Deferrals. There shall be credited the Participant’s Deferrals made since the last Adjustment Date and allocable to such Deferral Subaccount. (b) Accounting of Matching Contribution Subaccounts: As of each Adjustment Date, the Plan Administrator shall debit and credit each Participant’s Pre-2006 Matching Contribution Subaccount or Post-2005 Matching Contribution Subaccount, as applicable, by the following: (1) Payments. There shall be debited the amount of benefit payments made to or on behalf of the Participant or the Participant’s Beneficiary since the last Adjustment Date and allocable to such Matching Contribution Subaccount.

39 (2) Net Gain (Loss) Equivalent. There shall be credited or debited, as the case may be, the Net Gain (Loss) Equivalent since the last Adjustment Date for each of the Participant’s Investment Subaccounts. (3) Matching Contributions. There shall be credited the Participant’s Pre- 2006 Matching Contributions or Post-2005 Matching Contributions made since the last Adjustment Date and allocable to such Matching Contribution Subaccount. (c) Accounting of Discretionary Contribution Subaccounts: As of each Adjustment Date, the Plan Administrator shall debit and credit each Participant’s Pre-2006 Discretionary Contribution Subaccount or Post-2005 Discretionary Contribution Subaccount, as applicable, by the following: (1) Payments. There shall be debited the amount of benefit payments made to or on behalf of the Participant or the Participant’s Beneficiary since the last Adjustment Date and allocable to such Discretionary Contribution Subaccount. (2) Net Gain (Loss) Equivalent. There shall be credited or debited, as the case may be, the Net Gain (Loss) Equivalent since the last Adjustment Date for each of the Participant’s Investment Subaccounts. (3) Discretionary Contributions. There shall be credited the Participant’s Pre- 2006 Discretionary Contributions or Post-2005 Discretionary Contributions made since the last Adjustment Date and allocable to such Discretionary Contribution Subaccount. (d) Accounting of Fixed Benefit Option Account: As of each Adjustment Date, the Plan Administrator shall debit and credit each Participant’s Fixed Benefit Option Account by the following: (1) Payments. There shall be debited the amount of benefit payments made to or on behalf of the Participant or the Participant’s Beneficiary since the last Adjustment Date and allocable to the Participant’s Fixed Benefit Option Account. (2) Interest Credit. There shall be credited interest at the Applicable Interest Rate described in Section 4.6(b), using simple interest computed on a monthly basis, since the last Adjustment Date. (e) Accounting of Transition Contribution Account: As of each Adjustment Date, the Plan Administrator shall debit and credit each Participant’s Transition Contribution Account by the following: (1) Payments. There shall be debited the amount of benefit payments made to or on behalf of the Participant or the Participant’s Beneficiary since the

40 last Adjustment Date and allocable to the Participant’s Transition Contribution Account. (2) Net Gain (Loss) Equivalent. There shall be credited or debited, as the case may be, the Net Gain (Loss) Equivalent since the last Adjustment Date for each of the Participant’s Investment Subaccounts. (3) Transition Contributions. There shall be credited the Participant’s Transition Contributions made since the last Adjustment Date and allocable to the Participant’s Transition Contribution Account. ARTICLE XI ADMINISTRATION OF THE PLAN 11.1 Powers and Duties of the Plan Administrator The Plan Administrator shall have general responsibility for the administration of the Plan (including but not limited to complying with reporting and disclosure requirements, and establishing and maintaining Plan records). In the exercise of the Plan Administrator’s sole and absolute discretion, the Plan Administrator shall interpret the Plan’s provisions (and all ambiguities) and subject to the Committee’s approval, determine the eligibility of individuals for benefits. 11.2 Agents The Plan Administrator may engage such legal counsel, certified public accountants and other advisors and service providers, who may be advisors or service providers for one or more Participating Companies, and make use of such agents and clerical or other personnel, as the Plan Administrator shall require or may deem advisable for purposes of the Plan. The Plan Administrator may rely upon the written opinion of any legal counsel or accountants engaged by the Plan Administrator, and may delegate to any person or persons the Plan Administrator’s authority to perform any act hereunder, including, without limitation, those matters involving the exercise of discretion, provided that such delegation shall be subject to revocation at any time at the discretion of the Plan Administrator. 11.3 Reports to the Committee The Plan Administrator shall report to the Committee as frequently as the Committee shall specify, with regard to the matters for which the Plan Administrator is responsible under the Plan. 11.4 Limitations on the Plan Administrator The Plan Administrator shall not be entitled to act on or decide any matter relating solely to the Plan Administrator or any of the Plan Administrator’s rights or benefits under the Plan. In the event the Plan Administrator is unable to act in any matter by reason of the foregoing restriction, the Committee shall act on such matter. The Plan Administrator

41 shall not receive any special compensation for serving in such capacity but shall be reimbursed for any reasonable expenses incurred in connection therewith. Except as otherwise required by ERISA, no bond or other security shall be required of the Plan Administrator in any jurisdiction. The Plan Administrator or any agent to whom the Plan Administrator delegates any authority, and any other person or group of persons, may serve in more than one fiduciary capacity with respect to the Plan. 11.5 Benefit Elections, Procedures and Calculations The Plan Administrator shall establish, and may alter, amend and modify from time to time, the procedures pursuant to which Participants (and Beneficiaries) may make their respective elections, requests and designations under the Plan, including procedures relating to the making of Deferral Elections (including elections thereunder as to the allocation of Pre-2006 Deferrals, Post-2005 Deferrals, Pre-2006 Company Contributions, Post-2005 Company Contributions and Transition Contributions among the Investment Options), and designations of Beneficiaries. The Plan Administrator shall also establish the election and designation forms that Participants and Beneficiaries must use for such purposes. No election, request or designation by a Participant or a Beneficiary shall be effective unless and until it has been executed and delivered to the Plan Administrator (or the Plan Administrator’s authorized representative) and has also satisfied any other conditions or requirements that may apply to such election, request or designation under any other applicable provision of the Plan. 11.6 Calculation of Benefits The Plan Administrator shall promulgate and establish such written rules, charts, examples and other guidelines as the Plan Administrator deems necessary or advisable in order to precisely calculate the benefits due hereunder, and the same shall be filed with the records of the Plan Administrator and shall be binding and governing on Participants, their Beneficiaries and all other interested parties to the extent they represent a reasonable and consistent interpretation of the benefit-calculation provisions of the Plan. 11.7 Instructions for Payments All requests of or directions to any Participating Company for payment or disbursement shall be signed by the Plan Administrator or such other person or persons as the Plan Administrator may from time to time designate in writing. This person shall cause to be kept full and accurate accounts of payments and disbursements under the Plan. 11.8 Claims for Benefits (a) General: In the event a claimant has a claim under the Plan, such claim shall be made by the claimant’s filing a notice thereof with the Plan Administrator. (A claimant may authorize a representative to act on the claimant’s behalf with respect to the claim.) Each such claim shall be referred to the Plan Administrator for the initial decision with respect thereto. Each claimant who has submitted a claim to the Plan Administrator shall be afforded a reasonable opportunity to state such claimant’s position and to submit written comments, documents, records,

42 and other information relating to the claim to the Plan Administrator for the Plan Administrator’s consideration in rendering the Plan Administrator’s decision with respect thereto. A claimant shall also be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim. (b) Plan Administrator Decision: The Plan Administrator will consider the claim and make a decision and notify the claimant in writing within a reasonable period of time but not later than 90 days after the Plan Administrator receives the claim. Under special circumstances, the Plan Administrator may take up to an additional 90 days to review the claim if the Plan Administrator determines that such an extension is necessary due to matters beyond the Plan Administrator’s control. If this happens, the claimant will be notified before the end of the initial 90-day period of the circumstances requiring the extension and the date by which the Plan Administrator expects to render a decision. If any part of the Claim is denied, the notice will include specific reasons for the denial and specific references to the pertinent Plan provisions on which the denial is based, describe any additional material or information necessary to file the claim properly and explain why this material or information is necessary, and describe the Plan’s review procedures, including the claimant’s right to bring a civil action under Section 502(a) of ERISA following an adverse benefits determination on review. (c) Review of Decision: The claimant may have the denial of any part of the claim reviewed. The denial will be reviewed by the Committee. To obtain a review, the claimant must submit a written request for review to the Committee within 90 days after the claimant receives the written decision of the Plan Administrator. The written request may include written comments, documents, records, and other information relating to the claim. The claimant will be provided upon request and free of charge reasonable access to and copies of all documents, records, and other information relevant to the claim. The Committee will review the case and notify the claimant of its decision, whether favorable or unfavorable, within a reasonable period of time, but no later than 60 days after it receives the claim. The review will take into account all comments, documents, records, and other information the claimant submits, without regard to whether such information was submitted or considered in the initial benefit determination. Under special circumstances, the Committee may take up to an additional 60 days to review the claim if it determines that such an extension is necessary due to matters beyond its control. If this happens, the claimant will be notified before the end of the initial 60-day period of the circumstances requiring the extension and the date by which the Committee expects to render a decision. The notification to the claimant will be in writing, specify the reasons for its decision, make specific references to the Plan provisions on which the denial was based, and include a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents,

43 records, and other information relevant to the claim and a statement regarding the claimant’s right to bring a civil action under Section 502(a) of ERISA. The decision of the Committee will be final and conclusive upon all persons interested therein, except to the extent otherwise provided by applicable law. 11.9 Hold Harmless To the maximum extent permitted by law, no member of the Committee or the Plan Administrator shall be personally liable by reason of any contract or other instrument executed by the Plan Administrator or a member of the Committee or on such member’s behalf in such member’s capacity as a member of the Committee nor for any mistake of judgment made in good faith, and each Participating Company shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums of which are paid from the Company’s own assets), the Plan Administrator and each member of the Committee and each other officer, employee, or director of any Participating Company to whom any duty or power relating to the administration or interpretation of the Plan against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of any Participating Company) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or bad faith or such indemnification is contrary to law. 11.10 Service of Process The Secretary of the Company or such other person designated by the Board shall be the agent for service of process under the Plan. ARTICLE XII DESIGNATION OF BENEFICIARIES 12.1 Beneficiary Designation Every Participant shall file with the Plan Administrator a written designation of one or more persons as the Beneficiary who shall be entitled to receive the benefits, if any, payable under the Plan after the Participant’s death. A Participant may from time to time revoke or change such Beneficiary by filing a new designation with the Plan Administrator. The last such designation received by the Plan Administrator shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Plan Administrator prior to the Participant’s death, and in no event shall it be effective as of any date prior to such receipt. All decisions of the Plan Administrator concerning the effectiveness of any Beneficiary designation and the identity of any Beneficiary shall be final. If a Beneficiary dies after the death of the Participant and prior to receiving the payment(s) that would have been made to such Beneficiary had such Beneficiary’s death not occurred, and if no contingent Beneficiary has been designated, then for the purposes of the Plan the payment(s) that would have been received by such Beneficiary shall be made to the Beneficiary’s estate.

44 12.2 Failure to Designate Beneficiary If no Beneficiary designation is in effect at the time of a Participant’s death (including a situation where no designated Beneficiary is alive or in existence at the time of the Participant’s death), the benefits, if any, payable under the Plan after the Participant’s death shall be made to the Participant’s Surviving Spouse, if any, or if the Participant has no Surviving Spouse, to the Participant’s estate. If the Plan Administrator is in doubt as to the right of any person to receive such benefits, the Plan Administrator may direct the Participating Company to withhold payment, without liability for any interest thereon, until the rights thereto are determined, or the Plan Administrator may direct the Participating Company to pay any such amount into any court of appropriate jurisdiction; and such payment shall be a complete discharge of the liability of the Participating Company. ARTICLE XIII WITHDRAWAL OF PARTICIPATING COMPANY 13.1 Withdrawal of Participating Company The Participating Company (other than the Company) may withdraw from participation in the Plan by giving the Board prior written notice approved by resolution by its board of directors or similar governing body specifying a withdrawal date, which shall be the last day of a month at least 30 days subsequent to the date which notice is received by the Board. The Participating Company shall withdraw from participating in the Plan if and when it ceases to be either a division of the Company or an Affiliate. The Committee may require the Participating Company to withdraw from the Plan, as of any withdrawal date the Committee specifies. 13.2 Effect of Withdrawal A Participating Company’s withdrawal from the Plan shall not in any way modify, reduce or otherwise affect the Participating Company’s obligations under Deferral Elections made before the withdrawal, as such obligations are defined under the provisions of the Plan existing immediately before this withdrawal. Withdrawal from the Plan by any Participating Company shall not in any way affect any other Participating Company’s participating in the Plan. ARTICLE XIV AMENDMENT OR TERMINATION OF THE PLAN 14.1 Right to Amend or Terminate Plan (a) By the Board or the Committee: Subject to Subsection (c) of this Section, the Board or the Committee reserves the right at any time to amend or terminate the Plan, in whole or in part, and for any reason and without the consent of any Participating Company, Participant or Beneficiary. Each Participating Company by its participation in the Plan shall be deemed to have delegated this authority to the Committee.

45 (b) By the Plan Administrator: Subject to Subsection (c) of this Section, the Plan Administrator may adopt any ministerial and nonsubstantive amendment which may be necessary or appropriate to facilitate the administration, management and interpretation of the Plan, provided the amendment does not materially affect the estimated cost to the Participating Companies of maintaining the Plan. Each Participating Company by its participation in the Plan shall be deemed to have delegated this authority to the Plan Administrator. (c) Limitations: In no event shall any amendment or termination of the Plan modify, reduce or otherwise affect a Participating Company’s obligations under Deferral Elections made before the amendment or termination, as such obligations are defined under the provisions of the Plan existing immediately before such amendment or termination. Notwithstanding any provision of the Plan to the contrary, from and after the date of a Change in Control, no amendment or termination may be made to the Plan that, without the express written consent of the affected Participant or Beneficiary (as the case may be), directly or indirectly changes the amount, time or method of payment of (i) any Change in Control Benefits resulting from the Change in Control or (ii) any Retirement benefit, Severance benefit, Pre-Retirement Death Benefit or other benefits that had accrued by the date of the Change in Control. (d) Effect of Amendment and Restatement: This amendment and restatement of the Plan shall not affect the time, amount or method of payment of Plan benefits paid on or after the Effective Date to any Participant whose employment with the Company terminated on or before the Effective Date, and such Participant’s benefits (including any death benefits) shall be determined under the provisions of the Plan as in effect immediately prior to the Effective Date; provided, however, upon a Change in Control, the provisions of Sections 2.5(f) and 9.9 and Subsection (c) of this Section shall apply to any remaining benefits of such Participant. 14.2 Notice Notice of any amendment or termination of the Plan shall be given by the Board or the Committee, whichever adopts the amendment, to the other and all Participating Companies. ARTICLE XV GENERAL PROVISIONS AND LIMITATIONS 15.1 No Right to Continued Employment Nothing contained in the Plan shall give any Employee the right to be retained in the employment of the Participating Company or Affiliate or affect the right of any such employer to dismiss any Employee with or without cause. The adoption and maintenance of the Plan shall not constitute a contract between any Participating Company and Employee or consideration for, or an inducement to or condition of, the employment of

46 any Employee. Unless a written contract of employment has been executed by a duly authorized representative of a Participating Company, such Employee is an “employee at will.” 15.2 Payment on Behalf of Payee If the Plan Administrator finds that any person to whom any amount is payable under the Plan is unable to care for such person’s affairs because of illness or accident, or is a minor, or has died, then any payment due such person or such person’s estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Plan Administrator so elects, be paid to such person’s spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Plan Administrator to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Plan and every Participating Company therefor. 15.3 Nonalienation No interest, expectancy, benefit, payment, claim or right of any Participant or Beneficiary under the Plan shall be (a) subject in any manner to any claims of any creditor of the Participant or Beneficiary, (b) subject to the debts, contracts, liabilities or torts of the Participant or Beneficiary or (c) subject to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind. If any person attempts to take any action contrary to this Section, such action shall be null and void and of no effect; and the Plan Administrator and the Participating Company shall disregard such action and shall not in any manner be bound thereby and shall suffer no liability on account of its disregard thereof. If the Participant or Beneficiary hereunder becomes bankrupt or attempts to anticipate, alienate, sell, assign, pledge, encumber, or charge any right hereunder, then such right or benefit shall, in the discretion of the Plan Administrator, cease and terminate, and in such event the Plan Administrator may hold or apply the same or any part thereof for the benefit of the Participant or Beneficiary or the spouse, children, or other dependents of the Participant or Beneficiary, or any of them, in such manner and in such amounts and proportions as the Plan Administrator may deem proper. 15.4 Missing Payee If the Plan Administrator cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, and if, after five years from the date such payment is due, a notice of such payment due is mailed to the last known address of such person, as shown on the records of the Plan Administrator or any Participating Company, and within three months after such mailing such person has not made written claim therefor, the Plan Administrator, if the Plan Administrator so elects, after receiving advice from counsel to the Plan, may direct that such payment and all remaining payments otherwise due to such person be canceled on the records of the Plan and the amount thereof forfeited; and upon such cancellation, the Participating Company shall have no further liability therefor,

47 except that, in the event such person later notifies the Plan Administrator of such person’s whereabouts and requests the payment or payments due to such person under the Plan, the amounts otherwise due but unpaid shall be paid to such person without interest for late payment. 15.5 Required Information Each Participant shall file with the Plan Administrator such pertinent information concerning himself or herself, such Participant’s Beneficiary, or such other person as the Plan Administrator may specify; and no Participant, Beneficiary, or other person shall have any rights or be entitled to any benefits under the Plan unless such information is filed by or with respect to the Participant. 15.6 No Trust or Funding Created The obligations of such Participating Company to make payments hereunder constitutes a liability of such Participating Company to a Participant or Beneficiary, as the case may be. Such payments shall be made from the general funds of the Participating Company; and the Participating Company shall not be required to establish or maintain any special or separate fund, or purchase or acquire life insurance on a Participant’s life, or otherwise to segregate assets to assure that such payment shall be made; and neither a Participant nor a Beneficiary shall have any interest in any particular asset of the Participating Company by reason of its obligations hereunder. Nothing contained in the Plan shall create or be construed as creating a trust of any kind or any other fiduciary relationship between any Participating Company and a Participant or any other person, it being the intention of the parties that the Plan be unfunded for tax purposes and for Title I of ERISA. The rights and claims of a Participant or a Beneficiary to a benefit provided hereunder shall have no greater or higher status than the rights and claims of any other general, unsecured creditor of any Participating Company; and the Plan constitutes a mere promise to make benefit payments in the future. 15.7 Binding Effect Obligations incurred by any Participating Company pursuant to the Plan shall be binding upon and inure to the benefit of such Participating Company, its successors and assigns, and the Participant and the Participant’s Beneficiary. 15.8 Merger or Consolidation In the event of a merger or a consolidation by any Participating Company with another corporation, or the acquisition of substantially all of the assets or outstanding stock of a Participating Company by another corporation, then and in such event the obligations and responsibilities of such Participating Company under the Plan shall be assumed by any such successor or acquiring corporation, and all of the rights, privileges and benefits of the Participants and Beneficiaries hereunder shall continue.

48 15.9 Entire Plan This document, any elections provided for in the Plan, any written amendments hereto and the Exhibits attached hereto contain all the terms and provisions of the Plan and shall constitute the entire Plan, any other alleged terms or provisions being of no effect. 15.10 Withholding Each Participating Company shall withhold from benefit payments all taxes required by law. 15.11 Code Section 409A (a) Interpretation. The Plan and the payments and benefits under the Plan are intended to either be exempt from the application of, or comply with, Internal Revenue Code Section 409A and the regulations and guidance promulgated thereunder (collectively “Section 409A”). Accordingly, the Plan shall be construed, administered and governed in a manner that effects such intent, and the Company shall not take any action that would be inconsistent with such intent. Not in limitation of the foregoing, the payments and benefit provided under the Plan may not be deferred, accelerated, extended, paid out, modified or replaced in a manner that would result in the imposition of an additional tax or interest under Section 409A on a Participant. (b) Remedial Amendments. The Company reserves the right to reform any provision of the Plan that the Company determines could cause a Participant to incur any additional tax or interest under Section 409A to the minimum extent reasonably appropriate to conform with Section 409A. To the extent that any provision hereof is modified in order to comply with Section 409A, such modification shall be made in good faith and shall, to the maximum extent reasonably possible, maintain the original intent and economic benefit to the Participants and the Company of the applicable provision without violating the provisions of Section 409A. (c) Installment Payments. For purposes of Section 409A, a Participant’s right to receive any installment payments pursuant to the Plan shall be treated as a right to receive a series of separate and distinct payments. Whenever a payment under the Plan specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company. (d) No Offsets. Notwithstanding any other provision of the Plan to the contrary, in no event shall any payment under the Plan that constitutes “nonqualified deferred compensation” for purposes of Section 409A be subject to offset by any other amount unless otherwise permitted by Section 409A. (e) Change in Control. Notwithstanding any other provision of the Plan to the contrary, in no event shall a Participant be eligible to receive a Change in Control

49 Benefit pursuant to Article IX unless the event that triggered the Change in Control Benefit also constitutes a “change in control event” as defined in Section 409A. 15.12 Construction Unless otherwise indicated, all references to articles, sections and subsections shall be to the Plan as set forth in this document. The titles of articles and the captions preceding sections and subsections have been inserted solely as a matter of convenience of reference only and are to be ignored in any construction of the provisions of the Plan. Whenever used herein, unless the context clearly indicates otherwise, the singular shall include the plural and the plural the singular. 15.13 Applicable Law The Plan shall be governed and construed in accordance with the laws of the State of Delaware, except to the extent such laws are preempted by the laws of the United States of America.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of the 30th day of July, 2024. COCA-COLA CONSOLIDATED, INC. By: /s/ E. Beauregarde Fisher III______________ E. Beauregarde Fisher III Executive Vice President, General Counsel and Secretary